Exhibit 10.4

EXECUTION COPY

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

PREFERRED SUPPLIER AGREEMENT

Dated as of June 29, 2009

by and among

BP ENERGY COMPANY,
BP CORPORATION NORTH AMERICA INC.

AND

IDT ENERGY, INC.

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CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

ARTICLE 9 Accounts		29

9.1	Deposit Account	29
9.2	Collateral Account	31
9.3	Independent Collateral Amount	32
9.4	Deposit Account Control Agreements	32

ARTICLE 10 Billing and Payment		33

10.1	Billing; Invoicing	33
10.2	Payment Extensions	33
10.3	Interest Accrual	34
10.4	Distribution from Collateral Account	35
10.5	ISO Billing Disputes	36
10.6	Disputed Invoices, etc.	36

ARTICLE 11 Regulatory Change		37

ARTICLE 12 Planned Term; Early Termination		38

12.1	Planned Term	38
12.2	Early Termination	38

ARTICLE 13 Tax and Bankruptcy		40

13.1	Taxes	40
13.2	Return of Documents and Information	40
13.3	Bankruptcy Provisions	40

ARTICLE 14 [RESERVED]		41

ARTICLE 15 Wind-Down Period		41

ARTICLE 16 Representations and Warranties		43

16.1	Representation and Warranties of IDT	43
16.2	Representation and Warranties of the BP Parties	48

ARTICLE 17 Covenants		49

ARTICLE 18 Events of Default		53

18.1	IDT Events of Default	53
18.2	BP Event of Default	55
18.3	MNA Default under Master Netting Agreement	57

ARTICLE 19 Miscellaneous		57

19.1	Amendments, Consents, Etc.	57
19.2	Notices, Etc.	57
19.3	No Waiver; Remedies	58

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19.4	Indemnification	58
19.5	Governing Law; Submission to Jurisdiction	59
19.6	Execution in Counterparts	60
19.7	WAIVER OF JURY TRIAL	60
19.8	Severability	60
19.9	Captions	60
19.10	Successors and Assigns	60
19.11	Integration	61
19.12	USA PATRIOT Act	61
19.13	Confidentiality	61
19.14	Imaged Agreement	63

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Exhibits and Schedules

Exhibit 1	Supply Fees
Exhibit 2	[reserved]
Exhibit 3	Material Terms of Sale Contract
Exhibit 4	[reserved]

Schedule 3.1	Existing Use of Pipelines and Storage Facilities
Schedule 3.3	Permitted Other Transactions
Schedule 5.4	ISO Interface Responsibilities
Schedule 16.1(c)	Required Filings
Schedule 16.1(m)	List of Sales Contracts and Purchase Contracts
Schedule 16.1(w)	Authorized Direct Pay Customers

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THIS PREFERRED SUPPLIER AGREEMENT together with all exhibits and schedules (the “Agreement”) is made and entered into as of June 29, 2009 (the “Effective Date”), by and among BP Energy Company, a Delaware corporation (“BP”), BP Corporation North America Inc., an Indiana corporation, (“BPCNA” and together with BP, the “BP Parties”), and IDT Energy, Inc., a Delaware corporation (“IDT”). Each of BP, BPCNA and IDT may be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, the BP Parties are engaged in the business of purchasing and selling at wholesale physical and financial Energy, and physical and financial Natural Gas; and

WHEREAS, IDT, directly and through its wholly owned subsidiary North American Energy, Inc., a Delaware corporation, is engaged in the business of marketing retail Energy and Natural Gas to commercial, residential, governmental and industrial Customers; and

WHEREAS, the Parties desire to enter into an arrangement, subject to all terms and conditions set forth in this Agreement and the Related Agreements, whereby the BP Parties will transact with IDT for the purchase, sale and delivery of physical and financial Energy, physical Natural Gas, and Related Services for IDT to use in connection with the Approved Retail Energy Business, and IDT will (i) pay specified fees to the BP Parties in consideration for the performance of obligations under this Agreement, (ii) grant the BP Parties a first-priority security interest in the Collateral (as defined herein) to secure its performance hereunder and under the Related Agreements, as more specifically described in the Security Documents, and (iii) provide BP with the information necessary to provide such services, all as described more fully herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS; RULES OF INTERPRETATION

1.1	Definitions. Capitalized terms used herein shall have the following meanings:

“Account Bank” means (a) with respect to the Deposit Account, Wachovia Bank, N.A., or any of its successors, and (b) with respect to the Collateral Account, JPMorgan Chase Bank, N.A, or any of its successors.

“Affiliate” means, with respect to a Party, any entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Party. For this purpose, “control” means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

“Aggregate Customer Receivables” means, for any period, the sum of (a) the accounts receivable of all Authorized Direct Pay Customers that are invoiced during such period and that arise under any Sale Contract and (b) the aggregate of settled amounts that are payable during such period to IDT under all POR Programs and that arise under any Sale Contract.

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“Agreement” has the meaning set forth in the introductory paragraph.

“Ancillary Services” means all services required of a Load-Serving Entity (as defined in any ISO Protocols) by the ISO or any other governmental or quasi-governmental agency with jurisdiction over Load Serving Entities operating in the markets covered by this Agreement or otherwise allocated by the ISO or any other governmental or quasi-governmental agency with jurisdiction to a Scheduling Agent with respect to such Scheduling Agent’s scheduled load to effectuate the delivery of Energy, including, without limitation: Capacity support services, energy imbalance services, pool operation services, scheduling services, system control services, reactive power services, voltage control services, operating reserve services (including spinning, non-spin, black start or other).

“Approved Retail Energy Business” means the retail business owned and operated by IDT of providing physical and financial Energy and physical Natural Gas to Customers in a Designated Region and services ancillary thereto.

“Authorized Direct Pay Customers” means those Non-POR Customers set forth in Schedule 16.1(w).

“Bankruptcy” has the meaning set forth in the Master Netting Agreement.

“Bankruptcy Code” has the meaning set forth in Section 13.3(a).

“BP” has the meaning set forth in the introductory paragraph.

“BP Event of Default” has the meaning set forth in Section 18.2.

“BP Parties” means BP and BPCNA, collectively, and “BP Party” means any of BP or BPCNA, individually.

“BPCNA” has the meaning set forth in the introductory paragraph.

“Business Day” means any day Monday through Friday that is not (a) a Federal Holiday, (b) or a state banking holiday in the state of New York, or (c) a BP corporate holiday for which BP provides at least ninety days’ prior written notice to IDT.

“Calculation Date” has the meaning set forth in the Master Netting Agreement.

“Capacity” means a reliability product required to be purchased by Load Serving Entities operating within certain ISO or RTO markets, designated as either Installed Capacity (ICAP), Unforced Capacity (UCAP), or a similar energy capacity product, in any such case, by the respective ISO or RTO.

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“Carrying Cost” has the meaning set forth in Section 3.1(b).

“Close-Out” has the meaning set forth in the Master Netting Agreement.

“Closing Date” means the date on which all of the conditions precedent set forth in Section 4.1 shall have been fulfilled or properly waived in accordance with the terms of this Agreement.

“Collateral” has the meaning as set forth in the Pledge and Security Agreement.

“Collateral Account” has the meaning set forth in Section 9.2.

“Collateral Requirement” has the meaning set forth in the Master Netting Agreement.

“Collateral Value” has the meaning set forth in the Master Netting Agreement.

“Confirmation” and “Confirmations” have the meanings set forth in Section 3.1.

“Costs” has the meaning set forth in the Master Netting Agreement.

“Credit-Enabled Transaction” has the meaning set forth in Section 3.1.

“Creditworthy Assignee” has the meaning set forth in Section 15.2(a).

“Customer” means any retail, commercial, residential, governmental or industrial customer in a Designated Region that purchases Energy or Natural Gas from IDT.

“Defaulting Party” has the meaning set forth in the Master Netting Agreement.

“Delivery Month” has the meaning set forth in Section 10.1.

“Delivery Point” has the meaning set forth in the EEI Agreement or the NAESB Agreement, as applicable.

“Deposit Account” has the meaning set forth in Section 9.1.

“Deposit Account Control Agreement” has the meaning set forth in Section 9.4.

“Designated Customer” means (a) any existing Customer of IDT in a Designated Region as of the Effective Date, and (b) any Person that becomes a Customer of IDT in a Designated Region after the Effective Date and, in any such case, which has entered into a Sale Contract with IDT.

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“Designated Region” means: (a) with respect to Energy, the geographic region in which NYISO operates, and (b) with respect to Natural Gas, the geographic region in which Niagara Mohawk, Orange & Rockland, Consolidated Edison Company of New York, National Fuel Gas Company, Rochester Gas & Electric, Central Hudson Gas & Electric Corporation and KeySpan (now National Grid), as applicable, operate.

“Direct Transaction” has the meaning set forth in Section 3.1.

“Disputed Amounts” has the meaning set forth in Section 10.6.

“Early Termination” has the meaning set forth in Section 12.2.

“Early Termination Net Payment” has the meaning set forth in Section 12.2.

“EEI Agreement” means that certain Edison Electric Institute form of Master Power Purchase and Sale Agreement, including any special provisions or addendums thereto, dated June 29, 2009, by and between IDT and BP.

“Effective Date” has the meaning set forth in the introductory paragraph.

“Eligible Collateral” has the meaning set forth in the Master Netting Agreement.

“Energy” means electric power and, where appropriate, shall include Capacity, Ancillary Services or other similar services relating to the production and delivery of electric power.

“Environmental Law” means any and all present and future United States Federal, state and local and all present and future foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Event of Default” has the meaning set forth in Section 18.1.

“Financial Products” means any hedge, swap or heat rate swap that is entered into for the purpose of hedging the price of Energy, Capacity or Related Electric Power Services that IDT purchases solely in connection with the Approved Retail Energy Business. BP will not provide similar products related to Natural Gas or Related Natural Gas Services, and such products will not constitute Financial Products under this Agreement.

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“Financial Responsibility Period” has the meaning set forth in Section 5.5.

“FTP” means a file transfer protocol used to connect two computers over the internet so that the user of on computer can transfer files to and perform file commands on the other computer.

“Government Contract” means any prime contract, subcontract, teaming agreement, joint venture, basic ordering agreement, pricing agreement, letter contract, grant, cooperative agreement, or other mutually binding legal agreement between IDT and the United States Government, or any agency or division thereof.

“Governmental Authority” means any federal, state, municipal, county, regional or local government, administrative, judicial or regulatory entity operating under any applicable laws and includes any department, commission, bureau, board, council, including the ISO, administrative agency or regulatory body of the United States Government or any state or local body or division thereof which governs and controls or otherwise has authority over the Parties, as well as over any Transaction Document and the applicable Government Contract as defined herein.

“Guarantee” means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, maintenance of net worth, working capital or earnings of any Person.

“Hazardous Material” means, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls (“PCBs”), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous wastes”, “restricted hazardous wastes”, “toxic substances”, “toxic pollutants”, “contaminants”, “pollutants” or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

“IDT” has the meaning set forth in the introductory paragraph.

“IDT Event of Default” has the meaning set forth in Section 18.1.

“Imaged Agreement” has the meaning set forth in Section 19.14.

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“Indebtedness” means, for any Person:

(a)
obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person);

(b)
obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 60 days of the date the respective goods are delivered or the respective services are rendered and such trade accounts payable are not 90 days or more past due;

(c)
the amount of any prepayment received by IDT for Energy, Natural Gas or Related Services in connection with the sale and delivery of Energy, Natural Gas or Related Services that has not been delivered;

(d)	indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person;

(e)	obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person;

(f)	capital lease obligations of such Person (as determined in accordance with GAAP);

(g)	indebtedness or other obligations of others constituting a Guarantee by such Person; and

(h)	the net liability of such Person under hedge agreements.

“Indemnified Party” has the meaning set forth in Section 19.4.

“Independent Collateral Amount” has the meaning set forth in Section 9.3.

“Information” has the meaning set forth in Section 19.13.

“Interest Rate” means the lesser of (a) * or (b) the maximum lawful rate.

“Invoice” has the meaning set forth in Section 10.1(a).

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“ISDA Agreement” means that certain International Swaps and Derivatives Association form contract, including any schedules or annexes thereto, dated June 29, 2009, by and between IDT and BPCNA.

“ISO” means an Independent System Operator that coordinates, controls and monitors the operation of the electrical power system, usually within a single State, but sometimes encompassing multiple states. As context requires herein, the ISO shall refer to NYISO.

“ISO Barred Issue” has the meaning set forth in Section 10.5.

“ISO Protocols” means the ISO Protocols adopted by the ISO (in effect at the time of the performance or non-performance of an action).

“Legal Requirement” means any applicable requirement arising out of any federal, state, local, municipal, or constitutional, law, ordinance, principle of common law, code, regulation, statute, statutory instrument or subordinate legislation, including ISO rules, protocols, or other ISO requirements.

“LIBOR” means the one-month LIBOR rate of interest in effect from time to time for large U.S. money center commercial banks as published under “Money Rates” by The Wall Street Journal (or any equivalent publication selected by BP, if such information is not available in The Wall Street Journal).

“Lien” means any legal claim against an asset, including any (a) any mortgage, deed of trust, hypothecation, lien, pledge, encumbrance, charge, or security interest in or on such asset, whether arising by contract or by operation of law, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease, or title retention agreement relating to such asset, (c) in the case of securities, any purchase option, call, or similar right of a third party with respect to such securities, and (d) the filing of any financing statement or similar instrument under the Uniform Commercial Code or similar applicable Legal Requirement.

“Load-Serving Entity” means any state-licensed retail selling company recognized by the jurisdictional ISO and local electric utility company to conduct business selling retail electricity to retail customers.

“Master Netting Agreement” means the Master Netting, Setoff, Security and Collateral Agreement, dated as of June 29, 2009, among IDT, BP, and BPCNA.

“Material Adverse Effect” means a material adverse effect on (a) the consolidated financial condition, assets, properties, or operations of a Party, (b) the ability of any Party to perform its obligations under this Agreement (including, in the case of IDT, the Obligations), any Transaction Document or a significant number (or value) of Sale Contracts to which it is a party, (c) the authorization, legality, validity or enforceability of

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this Agreement or any other Transaction Document, or (d) the validity, enforceability, perfection, or priority of the Liens granted in favor of BP under the Security Documents or this Agreement or the value of the Collateral subject to such Liens.

“MMBtu” means one million British thermal units.

“MNA Default” has the meaning set forth in the Master Netting Agreement.

“Monthly Distribution Date” has the meaning set forth in Section 10.4.

“Moody’s” means Moody’s Investor Services, Inc., or its successor.

“MWh” means a megawatt hour.

“NAESB Agreement” means that certain North American Energy Standards Board, Inc.’s Base Contract for Sale and Purchase of Natural Gas, including any special provisions or addendums thereto, dated June 29, 2009, by and between IDT and BP.

“Natural Gas” has the meaning ascribed for “Gas” under the NAESB Agreement.

“NERC” means the North American Electric Reliability Corporation.

“Net Exposure” has the meaning set forth in the Master Netting Agreement.

“Non-defaulting Party” has the meaning set forth in the Master Netting Agreement.

“Non-POR Customer” means any Designated Customer whose accounts receivable from IDT’s sale and delivery to such Designated Customer of Energy or Natural Gas are not subject to payment to IDT under a POR Program.

“NYISO” means New York Independent System Operator.

“Obligations” means, with respect to IDT, each and every present or future payment or performance obligation or liability of IDT under this Agreement, any Security Agreement, and, to the extent such obligation or liability arises out of a Transaction, under any Transaction Document.

“Party” and “Parties” have the meanings set forth in the introductory paragraph.

“Payment Extension” has the meaning set forth in Section 10.2.

“Payment Provision” has the meaning set forth in Section 7.1(a).

“Performance Assurance” has the meaning set forth in the Master Netting Agreement, including cash and Qualifying Letters of Credit.

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“Permitted Extension Period” has the meaning set forth in Section 10.2.

“Permitted Other Transactions” has the meaning set forth in Section 3.3.

“Person” means any individual, corporation, limited liability company, partnership or other legal entity.

“Planned Expiration Date” means June 30, 2011 or such later date upon renewal of the Planned Term in accordance with Section 12.1.

“Planned Term” has the meaning set forth in Section 12.1.

“Pledge and Security Agreement” means the Pledge and Security Agreement, dated as of June 29, 2009, by and among the BP Parties and IDT.

“POR Customer” means any Designated Customer whose accounts receivable from IDT’s sale and delivery to such Designated Customer of Energy or Natural Gas are payable to IDT under a POR Program.

“POR Program” means any purchase of receivables program established in accordance with applicable Legal Requirements of any electric utility or local gas distribution company in a Designated Region.

“Price Solicitation” has the meaning set forth in Section 3.2.

“Process Agent” has the meaning set forth in Section 19.5(d).

“Purchase Contract” means (a) the purchase of Energy or Related Electric Power Services, or Financial Products related thereto, by (i) IDT pursuant to a Direct Transaction with BP, under the EEI Agreement, or with BPCNA, under the ISDA Agreement, or such other power purchase and sale agreements as may be entered into by and between the Parties from time to time, or (ii) the BP Parties pursuant to a Credit-Enabled Transaction with a BP-enabled and an approved Third-Party Seller, and (b) for the purchase of Natural Gas or Related Natural Gas Services by (i) IDT pursuant to a Direct Transaction with BP, under the NAESB Agreement or such other Natural Gas purchase and sale agreements as may be entered into by and between any of the Parties from time to time, or (ii) by the BP Parties pursuant to a Credit-Enabled Transaction with a BP-enabled and approved Third-Party Seller.

“Qualifying Letter of Credit” means a letter of credit in the form of letter of credit set forth in the Master Netting Agreement and issued by a financial institution whose (a) short-term senior unsecured debt rating is “Prime-1” and its long-term, unsecured and unsubordinated debt obligations are rated “Aa2” or above by Moody’s, and (b) short-term senior unsecured debt rating is “A-1” or above and its long-term senior unsecured debt rating is “AA” or above.

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“Related Agreements” means, collectively, the following agreements entered into by the Parties hereunder: the EEI Agreement; the ISDA Agreement; the NAESB Agreement; the Master Netting Agreement; all Confirmations; and any other agreement between the Parties (other than this Agreement, and the Security Documents).

“Related Electric Power Services” means the products and services that BP agrees to provide pursuant to a Transaction to deliver electrical power to the Delivery Point(s) in the Designated Region, including all ISO services, Ancillary Services and Capacity.

“Related Natural Gas Services” means the products and services that BP agrees to provide pursuant to a Transaction to deliver Natural Gas to IDT at the Delivery Point(s).

“Related Services” means Related Electric Power Services or Related Natural Gas Services.

“Renewable Energy Credits” means a certificate, credit, allowance, green tag, or other transferable indicia, howsoever entitled, created by an RPS, renewable energy program, scheme or organization, adopted by a Governmental Authority or otherwise indicating generation of a particular quantity of energy, or Renewable Energy Credits associated with the generation of a specified quantity of energy from a “Renewable Energy Source” or “Renewable Energy Facility” as defined in the applicable RPS, renewable energy program or scheme. A Renewable Energy Credit may include some or all additional environmental attributes associated with the generation of electricity, and those environmental attributes may, but need not be, verified or certified by the same or different verification authorities or certification authorities, and disaggregated and retained or sold separately, all as the Parties may agree in a transaction confirmation. A Renewable Energy Credit is separate from the Energy produced and may be separately transferred or conveyed.

“RPS” means a renewable portfolio standard.

“RTO” means a regional transmission organization.

“S&P” means Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. or its successor.

“Sale Contract” means an agreement, entered into by IDT solely in connection with the Approved Retail Energy Service, for the sale and distribution of Energy or Natural Gas by IDT to a Designated Customer.

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“Scheduling Agent” means any Person who acts on behalf of any other Person as agent for the purpose of scheduling the delivery of Energy or Related Electric Power Services in the ISO or RTO.

“Scheduling Agent Services” has the meaning set forth in Section 5.1.

“Security Documents” means the Pledge and Security Agreement, each Deposit Account Control Agreement, and all UCC financing statements and continuation statements and each other instrument or document delivered by IDT, in each case, to grant to the BP Parties a Lien on any Collateral or to perfect, assure, or preserve any such Lien or any rights or remedies created thereby.

“Solvent” means, with respect to any Person, that as of the date of determination both (a)(i) the then-fair saleable value of the property of such Person is (A) greater than the total amount of liabilities (including contingent liabilities but excluding amounts payable under intercompany loans or promissory notes) of such Person and (B) not less than the amount that will be required to pay the probable liabilities on such Person’s then-existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person, (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due, and (b) such Person is “Solvent” within the meaning given that term and similar terms under applicable Legal Requirements relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Storage Delivery Price” has the meaning set forth in Section 3.1(b).

“Storage Delivery Transaction” has the meaning set forth in Section 3.1(b).

“Supply Fee” has the meaning set forth in Article 6.

“Supply Fee Termination Payment” has the meaning set forth in Section 12.2.

“Term” has the meaning set forth in Section 12.1.

“Third-Party Seller” means an entity other than BP that is identified by IDT as a third-party seller of Energy, Natural Gas, Related Services or Financial Products and that agrees to sell Energy, Natural Gas, Related Services or Financial Products to BP or BPCNA for resale to IDT pursuant to a Transaction.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

“Transaction” means any transaction between IDT and the BP Parties for the purchase or sale of Energy, Natural Gas, Related Services or Financial Products to the extent that (a) such Energy, Natural Gas, Related Services or Financial Products are used by IDT in connection with Approved Retail Energy Business, and (b) such transaction is entered into in accordance with the terms and conditions of the EEI Agreement, the NAESB Agreement, or the ISDA Agreement, as applicable. All Transactions shall also be governed by the terms and conditions of this Agreement.

“Transaction Documents” means this Agreement, the Security Documents and the Related Agreements.

“Transfer” has the meaning set forth in the Master Netting Agreement.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as presently in effect from time to time in the State of New York and any other jurisdiction (including the State of Texas and the State of Delaware), the laws of which control, among other things, the creation, perfection or priority of the Liens under the Security Documents.

“UMA Final Settlement Amount” has the meaning set forth in the Master Netting Agreement.

“Unrelated Contract” has the meaning set forth in Section 15.2(b).

“Unusual Load Profile” has the meaning set forth in Section 7.1(d).

“Wind-Down Commencement Date” has the meaning set forth in Section 15.1.

“Wind-Down End Date” has the meaning set forth in Section 15.1.

“Wind-Down Period” has the meaning set forth in Section 15.1.

Other capitalized terms used in this Agreement and not defined hereinabove shall have the meanings given them in this Agreement or the Pledge and Security Agreement.

1.2	Rules of Interpretation. In this Agreement, unless a clear contrary intention appears:

(a)	the singular number includes the plural number and vice versa;

(b)
reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(c)	reference to either gender includes the other gender;

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(d)	reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(e)
reference to any Legal Requirement means such Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision, in each case except to the extent that this would increase or alter the liability of the Parties under this Agreement;

(f)	“hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

(g)	with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”;

(h)	headings to Articles, Sections, Exhibits and Schedules are for convenience only and do not affect the interpretation of this Agreement;

(i)
with respect to any capitalized term defined in the Master Netting Agreement that contains another capitalized term that is also defined in the Master Netting Agreement, such other capitalized term shall have the meaning given to such term in the Master Netting Agreement;

(j)	the terms “Dollars” and “$” mean United States Dollars;

(k)	unless otherwise specified, all times are Houston, Texas time;

(l)	unless otherwise specified, references to Sections or Articles shall mean Sections or Articles in this Agreement; and

(m)	unless otherwise specified, use of the word “including” shall mean “including, but not limited to,”.

1.3
Relationship Among Transaction Documents. In the event of any inconsistency among the Transaction Documents, the terms of the documents shall prevail in the following order (unless expressly stated otherwise in a Transaction Document): first, any Confirmation; second, the Master Netting Agreement; third, this Agreement; fourth, the Security Documents; and, fifth, the EEI Agreement, the ISDA Agreement and the NAESB Agreement.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

ARTICLE 2

NATURE OF RELATIONSHIP; CREDIT EXPOSURE

2.1
Nature of Relationship. The purpose of this Agreement is to establish a relationship between the Parties whereby the BP Parties will sell and deliver to IDT, and IDT will purchase and receive from the BP Parties, Energy, Natural Gas, Related Services (including without limitation ISO-related services), and Financial Products that IDT uses in connection with the Approved Retail Energy Business, all as described more fully herein. In exchange, IDT will (i) pay specified fees to the BP Parties in consideration for the performance of obligations under this Agreement, (ii) grant the BP Parties a first-priority security interest in the Collateral to secure its performance hereunder as more specifically described in the Security Documents, and (iii) provide BP with the information necessary to provide such services, all as described more fully herein. With respect to the relationship between the Parties:

(a)
It is expressly understood and agreed by the Parties that the relationship between BP or BPCNA and IDT described herein or established hereby is not a joint venture, partnership, association or trust. This Agreement shall not be deemed or construed to authorize any Party to act as an agent, servant or employee for any other Party for any purpose whatsoever except as explicitly set forth in this Agreement. In their relations with each other under this Agreement, the Parties shall not be considered fiduciaries.

(b)	IDT agrees that subject to the terms and conditions set forth herein it will be solely responsible for conducting and managing its day to day business activities.

(c)	IDT shall be named as the contracting party in all Sale Contracts and IDT shall be solely responsible for the performance of its obligations under such Sale Contracts.

(d)
Notwithstanding anything to the contrary contained herein, IDT acknowledges and agrees that the BP Parties are not providing and will not provide (and will not be deemed under any circumstances to have provided) IDT with any investment, regulatory or compliance advice, including, without limitation, any opinion or advice regarding the efficacy or advisability of any Transaction proposed by IDT hereunder. IDT shall make its own investment, regulatory and compliance decisions, or seek investment, regulatory and compliance advice from third party experts in each of these areas as IDT deems necessary.

(e)	Unless otherwise agreed by the BP Parties, all Transactions entered into under this Agreement shall be for the sole purpose of enabling IDT to perform the Approved Retail Energy Business.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

2.2	Credit Requirement.

(a)
IDT recognizes and agrees that the BP Parties’ credit exposure to IDT with respect to outstanding Transactions entered into under the EEI Agreement, NAESB Agreement or ISDA Agreement herewith, is governed by this Agreement, the Master Netting Agreement and the Security Documents for managing mark-to-market exposures.

(b)
If, on any Calculation Date, the BP Parties have a Net Exposure to IDT, IDT shall, pursuant to the Master Netting Agreement, Transfer to the BP Parties Performance Assurance having a Collateral Value on the date of Transfer at least equal to IDT’s Collateral Requirement. Until IDT Transfers to the BP Parties such Performance Assurance, neither BP Party shall be required to enter into any new Direct Transactions or Credit-Enabled Transactions. The BP Parties shall return to IDT such Performance Assurance to the extent required under the Master Netting Agreement.

(c)
Using its commercially reasonable judgment and in accordance with its credit risk management policies, BP shall determine the value of the Collateral Value for purposes of the Master Netting Agreement.

ARTICLE 3

PURCHASE CONTRACTS

3.1	Agreements between BP and IDT or between BPCNA and IDT.

(a)
General. On or before the Closing Date, the BP Parties and IDT shall execute and deliver the Related Agreements. Subject to the terms hereof and the relevant Related Agreement, the BP Parties and IDT will enter into Transactions for the purchase and sale of Energy, Natural Gas, Related Services or Financial Products, under the EEI Agreement, NAESB Agreement, or ISDA Agreement pursuant to confirmations or other agreements (such confirmations or agreements, collectively, the “Confirmations” and each individually a “Confirmation”) as follows: (a) a Transaction between the BP Parties and IDT (a “Direct Transaction”); or (b) * (a “Credit-Enabled Transaction”)

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(b)
Storage Delivery Transactions for Natural Gas. BP, in accordance with this Section 2.1(b), may sell Natural Gas to IDT for placement by IDT of such Natural Gas into storage with deferred payment for such Natural Gas (each, a “Storage Delivery Transaction”). BP will not be obligated to enter into any Storage Delivery Transactions, and in no case will BP be selling or otherwise providing storage for Natural Gas under the terms of this Agreement.

*

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

3.2	Transaction Execution Process*

(a)	*

(b)	*

(c)	*

3.3
Permissible Transactions Not Subject to this Agreement. Except for Permitted Other Transactions, IDT will not enter into transactions under purchase contracts for Energy, Natural Gas, Related Services or Financial Products with counterparties other than the BP Parties. No fee shall be due from IDT to the BP Parties for any Permitted Other Transaction.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

A “Permitted Other Transaction” is each transaction (a) identified on Schedule 3.3 that is not modified, altered or extended after the Closing Date, (b) in which, regardless of the duration of the trade, (i) the counterparty must offer a price that is lower than the price the relevant BP Party offers for such transaction, (ii) the BP Parties are unable to enter into a Credit-Enabled Transaction with such counterparty, and (iii) the BP Parties will have no additional responsibilities under the Transaction Documents with respect to the Energy, Natural Gas, Related Services or Financial Products that are the subject of such transaction, and (c) for the virtual and transmission congestion contract markets in NYISO, so long as the BP Parties will have no additional responsibilities under the Transaction Documents with respect to the Energy, Natural Gas, Related Services or Financial Products that are the subject of such transaction.

ARTICLE 4

CONDITIONS PRECEDENT

4.1	Closing Date. The Closing Date shall occur upon the fulfillment, in form and substance satisfactory to BP, or waiver in writing by BP, of the following:

(a)	Each of IDT, BP, and BPCNA shall have executed and delivered each of the following agreements to which it is a party:

(i)	this Agreement;

(ii)	the Pledge and Security Agreement;

(iii)	the EEI Agreement;

(iv)	the ISDA Agreement;

(v)	the NAESB Agreement; and

(vi)	the Master Netting Agreement;

(b)	BP shall have received from IDT the following, each of which shall be in form and substance satisfactory to BP:

(i)	a certificate of incumbency;

(ii)	a certificate of good standing;

(iii)	a certified copy of its certificate of incorporation and of its bylaws; and

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(iv)
certified copies of resolutions or other actions or authorizations, duly adopted by its members or other authorized governing body, authorizing its execution, delivery, and performance of the Transaction Documents to which it is a party;

(c)	BP shall have received written legal opinions, in form and substance satisfactory to BP, dated the Closing Date and addressed to the BP Parties, of Day Pitney LLP, counsel to IDT.

(d)
The BP Parties shall have received, in form and substance satisfactory to them, (i) evidence that each document (including each UCC financing statement) required by applicable Legal Requirements, or reasonably requested by BP, to be filed, registered, or recorded in order to create for the benefit of the BP Parties a valid, enforceable, and perfected first-priority Lien on the Collateral (subject to no other Liens) shall have been properly filed, registered, or recorded in each jurisdiction in which the filing, registration, or recordation thereof shall be so required or requested, (ii) copies of the UCC search reports and Lien, judgment, and litigation search reports, dated not more than ten (10) Business Days before the Closing Date, made in respect of IDT in each jurisdiction in which IDT is located or in which assets of IDT are located, and (iii) any other consents reasonably requested by BP that are necessary to create, or acknowledge the creation of, a valid, enforceable, and perfected first-priority Lien on the Collateral for the benefit of the BP Parties;

(e)
BP shall have received a copy, in form and substance satisfactory to BP, of the balance sheet of IDT as at July 31, 2008 and the related statements of income and cash flows of IDT for the fiscal year then ended, with the unqualified opinion thereon of IDT’s independent public accounting firms that is recognized by the American Institute of Certified Public Accountants, and the unaudited balance sheet of IDT and statements of income and cash flows of IDT for the period ending April 30, 2009;

(f)
BP shall have received certificates, in form and substance satisfactory to BP, demonstrating that IDT has obtained and is maintaining the insurance polices that it is required to obtain and maintain under this Agreement and the other Transaction Documents;

(g)
BP shall have received evidence, in form and substance satisfactory to BP, that (i) IDT has obtained all permits, licenses and other authorizations required under all Legal Requirements (including Environmental Laws) to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization has not had, or could not reasonably be expected to have, (either individually or in the

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

aggregate) a Material Adverse Effect and (ii) each of such permits, licenses and authorizations is in full force and effect and IDT is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Legal Requirement or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith has not had, or could not reasonably be expected to have, (either individually or in the aggregate) have a Material Adverse Effect;

(h)
BP shall have received at least five (5) Business Days prior to the Closing Date all documentation and other information that BP requests and is required by any Governmental Authority under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act;

(i)
each of the representations and warranties made by IDT under any Transaction Document shall be true and correct in all material respects (and in all respects in the case of a those representations and warranties that are qualified by materiality or the occurrence or non-occurrence of any event that could have or would have a Material Adverse Effect);

(j)
no Event of Default, and no event that after the giving of notice or the passage of time or both would result in an Event of Default, has occurred and is continuing or would occur upon the execution, delivery, or performance of this Agreement or the other Transaction Documents;

(k)	no Material Adverse Effect in respect of IDT has occurred and is continuing or would occur upon the execution, delivery, or performance of this Agreement or any of the Transaction Documents; and

(l)
BP shall have received a certificate, in form and substance satisfactory to BP, from an authorized officer of IDT that all of the conditions set forth in this Section 4.1 have been fulfilled or property waived by BP.

4.2
Conditions to Each Direct Transaction or Credit-Enabled Transaction. The obligation of BP to enter into any Direct Transaction or Credit-Enabled Transaction, as applicable, is subject to the fulfillment, in form and substance satisfactory to BP, or waiver in writing by BP, of the following:

(a)	the Closing Date shall have occurred;

(b)	each of the Collateral Account and the Deposit Account shall have been established;

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(c)
IDT shall have (i) paid to BP in cash an amount equal to the Independent Collateral Amount, or (ii) established an irrevocable Qualifying Letter of Credit for the sole benefit of BP in an amount equal to the Independent Collateral Amount;

(d)
BP shall have received written legal opinions, in form and substance satisfactory to BP, dated the Closing Date and addressed to the BP Parties, of (i) Day Pitney LLP, counsel to IDT, regarding the enforceability with respect to IDT and the perfection of applicable security interests, each under the Deposit Account Agreements, and (ii) in-house counsel to IDT regarding related corporate authority matters. The initial draft of each opinion will be provided to BP no later than five (5) Business Days prior to the execution of the last Deposit Account Agreement;

(e)
with respect to Energy and Related Electric Power Services, BP shall have received, in form and substance satisfactory to BP, the designations necessary to act as IDT’s Scheduling Agent for the ISO in the Designated Region;

(f)
except with respect to Storage Delivery Transactions, immediately following the Direct Transaction or Credit-Enabled Transaction, the Collateral Value is in excess of the BP Parties’ a Net Exposure to IDT;

(g)	IDT has Transferred to the BP Parties, pursuant to Section 2.2 and the Master Netting Agreement, any Performance Assurance that the BP Parties has requested thereunder;

(h)
each of the representations and warranties made by IDT under any Transaction Document shall be true and correct in all material respects (and in all respects in the case of a those representations and warranties that are qualified by materiality or the occurrence or non-occurrence of any event that could have or would have a Material Adverse Effect);

(i)
no Event of Default, and no event that after the giving of notice or the passage of time or both would result in an Event of Default, has occurred and is continuing or would occur upon the execution, delivery, or performance of such Direct Transaction or Credit-Enabled Transaction, as applicable;

(j)
no Material Adverse Effect in respect of IDT has occurred and is continuing or would occur upon the execution, delivery, or performance of such Direct Transaction or Credit-Enabled Transaction, as applicable; and

(k)
BP has received proper exemption certificates issued by IDT as are required to exempt any Transaction under the Transaction Documents as exempt from state, city, and county level sales or use tax as “sales for resale” in the State of New Jersey and the State of New York.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

ARTICLE 5

INTERFACE WITH INDEPENDENT SYSTEM OPERATORS

5.1
Scheduling Agent. With respect to NYISO, on and after the effective date of the transfer of responsibility for scheduling and managing transmission from IDT to BP by NYISO and continuing throughout the Planned Term, subject to the provisions hereof, BP shall act as IDT’s designated Scheduling Agent. BP’s responsibilities as Scheduling Agent shall be limited to the scheduling of Energy and Related Electric Power Services for delivery hereunder (the “Scheduling Agent Services”), as defined in more detail in Section 5.2 below.

5.2
Scheduling Agent Designation. During the Planned Term, IDT shall authorize BP to act as the exclusive Scheduling Agent for IDT in NYISO (for purposes of this Article 5, the “ISO”) and to perform all scheduling and settlement with the ISO, with respect to IDT’s Customer load and the Energy and Related Electric Power Services purchased in accordance with this Agreement. IDT shall at all times grant BP all such authority necessary for BP to comply with the ISO’s Protocols as IDT’s Scheduling Agent during the Planned Term. IDT and BP shall submit to the ISO all such documentation as may be required to designate BP as IDT’s Scheduling Agent and to authorize BP to perform Scheduling Agent Services on IDT’s behalf. IDT acknowledges that BP shall have the right to file all such reports, subject to IDT’s prior review, as may be required by applicable Legal Requirements, including, without limitation, all reports as may be required by the ISO or the applicable regulatory agencies with respect to IDT’s Customer load and/or transactions consummated by BP on behalf of IDT in accordance with the terms and conditions of this Agreement.

5.3
Compliance with ISO Rules and FERC Regulations. Each of the Parties agrees to abide by all applicable Legal Requirements (including without limitation all ISO Protocols, ISO operating and other guidelines, and ISO rules and directives) in performance of its obligations hereunder, as well as with all applicable FERC rules and regulations.

5.4	Specific Responsibilities by ISO. Schedule 5.4 sets out the respective responsibilities of IDT and BP with respect to the ISO. This Schedule shall not be construed as exhaustive.

5.5
Financial Responsibilities. Relying upon IDT’s representations, warranties and covenants that there have been and are no outstanding claims, liabilities or other issues with the ISO regarding any material financial responsibilities on or before the date on which the conditions precedents in Section 4.2 of this Agreement are satisfied, BP agrees, to the extent permissible by the ISO taken independently, to accept financial credit responsibility under the terms of BP’s current credit relationship and account with the

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ISO arising after and relating solely to the period, in the case of the ISO, at and after the effective date of the transfer to BP of responsibility to act as IDT’s Scheduling Agent with respect to the ISO (a “Financial Responsibility Period”).

For the avoidance of doubt, BP does not accept ultimate financial responsibility for ISO charges or billings made in the future referencing time periods prior to the applicable Financial Responsibility Period, which pertain to IDT’s business. To the extent that BP is deemed by the ISO to be credit responsible for periods before the effective date of the applicable Financial Responsibility Period, it is agreed by IDT that IDT shall be solely responsible for such charges and billings and hereby indemnifies and holds BP harmless from any and all such liability with respect to any such charges and billings should BP be obligated as the financially responsible party to make payment to the ISO.

IDT shall require any successor to BP as the responsible party to the ISO to accept credit responsibility for transactions after the appointment of such person with the ISO as the successor financially responsible party; provided that nothing herein shall require BP to continue to act as the financially responsible party for IDT following an IDT Event of Default. To the extent that BP is deemed by the ISO to be credit responsible for periods after (x) the successor financially responsible party has been recognized by the ISO, (y) termination of this Agreement or (y) an IDT Event of Default, it is agreed by IDT that IDT shall be solely responsible for such charges and billings and hereby indemnifies and holds BP harmless from any and all such liability with respect to any such charges and billings should BP be obligated as the financially responsible party to make payment to the ISO.

In the event that the ISO invoices BP for charges attributable to IDT’s business related to transactions that occurred during the Planned Term, but after the conclusion of Energy deliveries hereunder, as applicable, then BP shall bill and IDT shall pay for such charges even though these accounting adjustments or resettlements may occur after the expiration or Early Termination of this Agreement without any limitation as to time. The obligations of IDT under this Section 5.5 shall survive expiration or termination of this Agreement.

5.6
Transition Period. Until such time as the ISO recognizes the commencement of the Financial Responsibility Period applicable to it, IDT acknowledges that (i) all financial transactions that are Credit-Enabled Transactions, as well as physical transactions, contain terms as between BP and IDT that are equivalent to the terms as between BP and the Third-Party Seller and (ii) BP will schedule such physical bilateral transactions with respect to Energy, Natural Gas or Related Services, for delivery to IDT at receipt points, and IDT shall be obligated to pay for such physical Energy. IDT is and will be obligated to accept and pay for delivery (physical or financial) of these products and volumes and any associated ISO charges or fees on the same terms accepted by BP and/or BPCNA.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

5.7
Post-Transition Period. Upon commencement of any Financial Responsibility Period, all physical transactions that are Credit-Enabled Transactions shall be scheduled to BP and subsequently scheduled by BP on behalf of IDT under applicable ISO rules and procedures for ultimate delivery by IDT to Customers. Additionally, BP will submit, on behalf of IDT, all schedules required to be submitted to the ISO necessary to deliver the Energy or Related Electric Services to be sold to IDT pursuant to any outstanding Transaction. IDT is and will be obligated to accept and pay for delivery (physical or financial) of these products and volumes and any associated ISO charges or fees on the same terms accepted by BP and/or BPCNA.

5.8
Scheduling Discrepancies. An IDT Event of Default will occur if IDT's actualized delivered power volumes by individual ISO load zone and customer class hourly load profile shape applicable to ISO settlements in any given one month period exceeds * percent (*%) for any two individual months in a given consecutive twelve (12) month time period. If the actualized delivered power volumes by ISO load zone and customer class hourly load profile shape applicable to ISO settlements in any given one month period exceeds * percent (*%) then the penalty would be $* payable to BP for each monthly occurrence. If there were extenuating circumstance that caused the scheduling deviation, and both parties, acting reasonably, mutually agreed that the event was an extenuating circumstance, then the event would not be considered an IDT Event of Default.

ARTICLE 6

SUPPLY FEE

In compensation of BP’s services, duties, responsibilities and obligations hereunder, BP shall be entitled to receive a fee for each calendar month (or portion thereof) during the Planned Term, payable by IDT to BP each month equal to the applicable amount for each MWh or MMBtu, as applicable, of Energy, Natural Gas or Related Services (whether such delivery is a physical delivery or a financial transaction constituting a deemed delivery of Energy) purchased and sold in each Credit-Enabled Transaction and Direct Transaction as set forth in the Exhibit 1 (in either case, the “Supply Fee”). The Supply Fee shall be considered for all purposes under the EEI Agreement and NAESB Agreement, as applicable, to be in lieu of any other similar fee (not a separate and additional fee or cost) in respect of any Credit-Enabled Transaction or Direct Transaction (unless separately agreed to in a Transaction under the EEI Agreement or NAESB Agreement, as applicable).

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

ARTICLE 7

SALE CONTRACTS

In order to sell Energy, Natural Gas or Related Services, IDT may enter into Sale Contracts, subject to the following terms and conditions:

7.1	Sale Contract Terms. With respect to Sale Contracts entered into during the Term, IDT shall, at a minimum, include the terms and conditions listed hereinafter.

(a)
Either (i) all Sale Contracts contain a provision requiring the Customers to make payment for all sums due thereunder directly and exclusively to the Deposit Account (the “Payment Provision”), or (ii) IDT shall give legally binding written instructions consistent with such Payment Provision to any Customer which is not a party to a Sale Contract already containing such a Payment Provision. Each new Sale Contract will have provisions substantially similar to the material terms set forth in Exhibit 3 to this Agreement. A breach of this sub-section may constitute an Event of Default under Section 18.1(c).

(b)
If Customer makes payment for amounts due to IDT at IDT’s place of business, IDT shall ensure that these payment amounts are deposited into the Deposit Account within three (3) Business Days from date of receipt of payment, but in any case as soon as possible. IDT shall deposit all such amounts into the Deposit Account, and shall make no other use or disposition thereof.

(c)
No Customer contracted by IDT shall be a * with any utility or ISO sponsored program without the prior written consent of BP; provided that a Customer may be * if such Customer’s demand (i) is established on a day ahead load shape basis and (ii) does not require real-time metering and associated technological infrastructure to monitor and control such Customer’s demand real time.

(d)
No customer contracted by IDT shall knowingly have an Unusual Load Profile without written approval from BP. A customer has an “Unusual Load Profile” if such customer exceeds 7 MW of demand during any calendar year and has a daily, monthly, or annual load factor of less than *%.

(e)	The aggregate of settled amounts that are payable from fixed price Sale Contracts for any calendar month will not exceed *% of the Aggregate Customer Receivables.

7.2
Transactions Outside Approved Retail Energy Business. IDT shall not sell and deliver Energy, Natural Gas or Related Services to any Person on a retail basis under the terms of this Agreement if such sale and delivery would not constitute an Approved Retail Energy Business unless (a) a BP Party provides its prior written consent to such sale and delivery and (b) such sale and delivery is made pursuant to agreements and contracts approved by a BP Party; provided, however, that nothing in this Agreement precludes IDT from selling and delivering Energy, Natural Gas or Related Services on a retail basis to any Person outside the scope of this Agreement, subject to the option described in the immediately succeeding sentence. The BP Parties shall have the option, but not the obligation, to include such new Sale Contracts under the terms hereof with such deemed charges as may be necessary to include such Sales Contract. Within the Designated Region, IDT shall not make sales at wholesale of Energy, Natural Gas or Related Services except to the BP Parties.

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7.3
Sale Contract Accounting. IDT shall be responsible for all volumetric and financial accounting with respect to the Sale Contracts entered into pursuant to this Agreement. Billing under any Sale Contracts shall be in accordance with such Sale Contracts. IDT shall provide or cause to be provided upon request of BP, in addition to any other disclosure requirements hereunder, all information and data reasonably required by BP to verify the accounting pertaining to the Sale Contracts activity, including copies of the Customer Sale Contract if requested.

7.4
Modification to Sale Contracts. IDT will not modify, to the extent extant, any of the material terms set forth in Exhibit 3, remittance address, account number, payment instructions and contract delivery point under any Sale Contract without the prior written consent of BP.

ARTICLE 8

REPORTING OBLIGATIONS

8.1	Obligations of BP.

(a)
Daily Settlement Reports. BP will provide on a daily basis all the settlement data associated with the IDT DUNS number as provided by the ISO in the daily Settlement Extract in its raw format (CSV, HTTP or xml format). BP will post the daily files in a secure website site that IDT can access remotely.

(b)
Settlement Summary Reports. Two (2) Business Days after the ISO’s settlement period, BP will provide to IDT a settlement summary including day-ahead and real time volumetric and price data, as well as any other cost component including Capacity, ancillaries, etc. In the case of the other cost components, BP will provide to IDT with sufficient detail, including any allocation formulas, to allow IDT to verify the nature and the amounts charged or credited to IDT.

(c)
ISO Reports. On a continuous basis, BP will provide IDT online access to view and download reports regarding activity with the ISO, including daily settlements reports. IDT’s access will be limited to data regarding transactions in which the BP’s and IDT’s data is not commingled together. With respect to transactions where IDT’s and BP’s data is commingled, BP will provide to IDT with its apportionment of the related transaction within three (3) Business Days from the availability of the data to BP. In such cases, BP will provide IDT with sufficient detail, including any allocation formulas, to allow IDT to verify the nature and the amounts charged or credited to IDT. If IDT reasonably requests additional

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relevant information, BP shall exercise commercially reasonable efforts to provide such information. BP will not be required to provide on line direct access in instances where the access cannot be restricted to IDT’s specific data only.

8.2	Obligations of IDT.

(a)
Scheduling reports. On a weekly basis, IDT will provide to the regional trade desks at BP a week ahead scheduling forecast by ISO, delivery zone and by hour. The scheduling report will be delivered electronically in a form and mechanism mutually acceptable to the Parties.

(b)
Forecasting reports. On a quarterly basis, IDT will provide to the trade control group at BP a weekly, rolling 3-month and rolling 12-month forecast by ISO delivery zone. The forecasting report(s) will be delivered electronically in a form and mechanism mutually acceptable to the Parties.

(c)
Systems Reports. On a continuous basis, IDT shall make available to the trade control group at BP via online access at a secure website, reports of its Customer obligations, projections, incremental business changes, including specific customer contracts if requested by ISO, ISO zone or specific location and by month for Energy, Natural Gas or Related Services, RPS Renewable Energy Certificates and other similar information as reasonably requested, including, but not limited to, its monthly load forecast report and monthly load forecast variance report (Any exceptions shall not be sustained without written approval from BP).

(d)
Environmental Reporting. On a monthly basis, IDT shall provide and reconcile with BP any environmental reporting that BP is required to do in connection with a Direct Transaction or a Credit-Enabled Transaction.

(e)
NERC Reports; Notice of Non-compliance. IDT shall be responsible for providing, on a timely basis, to NERC all reports and other information that is required to be provided by a Load Serving Entity under NERC’s Reliability Standards. IDT shall provide prompt notice to BP of any IDT failure to comply with NERC’s Reliability Standards.

(f)
Other Information. IDT promptly shall provide to the trade control, risk management, credit, compliance and legal groups at BP all other information, reports, and data reasonably requested by BP in order for BP to comply with all ISO and other reporting requirements under applicable laws, rules and regulations relating to the services, including the QSE services, being provided by BP hereunder. IDT agrees to indemnify and hold BP harmless from all penalties, liabilities, costs and expenses (including reasonable attorney fees) incurred by BP for being non-compliant with any reporting requirements on account of the failure of IDT in timely providing to BP any of the information and reports set forth in this Agreement. The provisions of this Section 8.2 shall survive termination or expiration of this Agreement.

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(g)
Aged Accounts. Within five (5) Business Days after the end of each month, a report setting forth IDT’s Non-POR Customer aged accounts receivable (e.g., 1-30 days outstanding, 31-60 days outstanding, 61-90 days outstanding, etc.), including the amount outstanding for each account receivable listed and the number of days each such account receivable is past due.

(h)
Cash Flow Projections. Within two (2) Business Days prior to the end of each calendar month, a projection of IDT’s cash flow for the immediately succeeding 7ninety (90)-day period, such projections to be developed by IDT in good faith and based on IDT’s best judgment as to the performance of the Approved Retail Energy Business during such period.

(i)	Financial Reports. IDT promptly shall provide to the credit department at BP:

(i)
as soon as available and in any event within 50 days after the end of each quarterly fiscal period of each fiscal year of IDT, statements of income of IDT for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheet of IDT as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of a senior financial officer of IDT, which certificate shall state that (A) said financial statements fairly present the financial condition and results of operations of IDT, in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year end audit adjustments), and (B) no Event of Default occurred during such period and is continuing;

(ii)
as soon as available and in any event within 90 days after the end of each fiscal year of IDT, statements of income and cash flows of IDT for such fiscal year and the related balance sheet of IDT as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an unqualified opinion thereon of independent certified public accountants recognized by the Public Company Accounting Oversight Board, which opinion shall state that said financial statements fairly present the financial condition and results of operations of IDT as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, consistently applied accompanied by a certificate of a senior officer of IDT, which certificate shall state that (A) said financial statements fairly present the financial condition and results of operations of IDT, in accordance with

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generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year end audit adjustments), and (B) no Event of Default occurred during such period and is continuing;

(iii)
a notification as soon as IDT knows or has reason to believe that a material adverse claim had been made against any of the Collateral or any substantial and adverse change in the value of the Collateral has occurred; and

(iv)
from time to time such other information regarding the financial condition, operations, business or prospects of IDT, or regarding any of the transactions contemplated hereby or by any of the Related Agreements as BP may reasonably request.

8.3	Material Deviations. A party shall notify the other of any material deviation from any of the provisions in this Article 8 within two (2) Business Days of its knowledge of such deviation.

8.4
Audit. BP shall have the right at its expense and upon reasonable advance notice to audit and examine the books and records of the IDT to the extent reasonably necessary to verify the accuracy of any information pertaining to the Obligations, a Credit-Enabled Transaction or a Direct Transaction, or any statement, invoice, payment, calculation or determination made hereunder or any Related Agreement; provided that BP may not conduct more than three such audits or examinations within any calendar year. To the extent that BP appoints a professional audit firm to conduct any such audit, such audit firm shall be bound by confidentiality obligations. The entity being audited shall fully cooperate with any such audit. Such right shall extend for a period of twelve (12) months after the end of the Planned Term of the Agreement, or solely with respect to the case of a Transaction that extends beyond the end of the Planned Term of this Agreement for a period of twelve (12) months after the end of the term of the extended Transaction. If any such audit shall reveal any error or inaccuracy in the information, statements, invoices, payments, calculations or determinations made by the entity being audited, then adjustments and corrections shall be made as promptly as practicable thereafter.

ARTICLE 9

ACCOUNTS

9.1	Deposit Account.

(a)
IDT, prior to the initial date on which a Direct Transaction or Credit-Enabled Transaction is effected, shall maintain a single remittance, non-interest bearing deposit account (the “Deposit Account”), which shall be governed by the Deposit

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Account Control Agreement, for the deposit of funds received from Customers, including payments made to BP pursuant to any POR Program. The Deposit Account shall be in the name of IDT, but the BP Parties shall have a first-priority Lien in the Deposit Account. The Deposit Account Control Agreement entered into with respect to the Deposit Account shall provide that funds that have been deposited into the Deposit Account shall be remitted automatically on a daily basis to BP for deposit into the Collateral Account. Notwithstanding anything to the contrary contained in any Transaction Document, IDT shall be responsible solely for all fees and service charges relating to the Deposit Account and IDT shall make any and all payments to the Account Bank to ensure that no charges are made by the Account Bank against the Deposit Account, none of which shall b7e debited against the Deposit Account.

(b)
The Deposit Account and the Deposit Account Control Agreement related thereto shall be maintained and remain in effect with an effective date prior to the first transaction during the Planned Term and until all Obligations under this Agreement and any other Transaction Documents are satisfied. After the Deposit Account and the Deposit Account Control Agreement are no longer needed, BP shall take all reasonable actions necessary to terminate them. BP and IDT shall take such actions as may be reasonably necessary to ensure that each Party has access to information in reasonable detail indicating the amounts transferred into the Deposit Account. If the Account Bank makes an error in the amount transferred from (or to) the Deposit Account, the Parties shall take prompt action, in good faith, to reconcile and correct any such errors.

(c)
Once the Deposit Account has been established, IDT shall not change the details thereof or the designated administrators without the prior written consent of BP (which consent shall not be unreasonably withheld or delayed). IDT shall cause the Deposit Account to be, and the Deposit Account shall be, separate from all other accounts held by or under the control or dominion of IDT or any other Person (other than BP, any Affiliate of BP, or any designee or assignee of BP). IDT shall deliver or cause to be delivered to BP as soon as practicable after the end of each calendar month following the Effective Date, copies of the account statements for the Deposit Account for such month. Such account statements shall indicate deposits, credits and transfers, and closing balances. IDT shall provide any additional information or reports relating to the Deposit Account and the transactions therein reasonably requested from time to time by BP. Each reference herein to funds held in the Deposit Account shall be deemed to be a reference to the aggregate amount of U.S. Dollars credited to the Deposit Account on the date of determination.

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9.2	Collateral Account.

(a)
BP, prior to the initial date on which a Direct Transaction or Credit-Enabled Transaction is effected, shall establish a non-interest bearing deposit account (the “Collateral Account”) with the applicable Account Bank, and in respect of which employees of BP are identified as account administrators. The Collateral Account shall be in the name of BP. BP shall cause the Collateral Account to be, and the Collateral Account shall be, separate from all other accounts held by or under the control or dominion of BP or any other Person. BP shall provide IDT a schedule of fees associated with the Collateral Account, and BP shall promptly notify IDT in writing of any changes to such fees occurring after the Closing Date.

The Deposit Account Control Agreement entered into with respect to the Collateral Account shall (i) permit an authorized representative of IDT to provide payment instructions to the applicable Account Bank on any Business Day to make payments in the manner specified in Section 10.4, and (ii) expressly state that no funds may be disbursed from the Collateral Account without the written authorization of an authorized representative of BP. Such Deposit Account Control Agreement shall provide that if IDT fails to submit payment instructions timely to the Account Bank and such payment instructions are related to undisputed amounts due, then the Account Bank shall make disbursements as directed in writing by the authorized representative of BP.

(b)
The financial assets and other property and balances credited to the Collateral Account shall constitute part of the Collateral and shall not constitute payment of any Obligation until applied thereto as provided in this Agreement and the other Transaction Documents. Notwithstanding anything to the contrary contained in any Transaction Document, IDT shall be responsible solely for all fees and service charges relating to the Collateral Account and BP may invoice IDT for any such fee or service charge.

(c)
BP shall deliver or cause to be delivered to IDT as soon as practicable after the end of each calendar month following the Effective Date, copies of the account statements for the Collateral Account for such month. Such account statements shall indicate deposits, credits and transfers, and closing balances. BP shall provide any additional information or reports relating to the Collateral Account and the transactions therein reasonably requested from time to time by IDT.

(d)
Each reference herein to funds held in the Collateral Account shall be deemed to be a reference to the aggregate amount of U.S. Dollars credited to the Collateral Account on the date of determination. If the Account Bank makes an error in the amount transferred from (or to) the Collateral Account, the Parties shall take prompt action, in good faith, to reconcile and correct any such errors.

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(e)
If, following the delivery of the cash flow projections by IDT to BP pursuant to Section 8.2(h), BP determines that its financial exposure for the following month based on its supply to IDT of Energy and Natural Gas under this Agreement and the Related Agreements exceeds the projected cashflow into the Collateral Account for the following month, BP shall notify IDT of such deficiency. IDT may elect to not receive or, if requested by BP, shall not receive any portion of the distribution of funds on deposit in the Collateral Account on the next Monthly Distribution Date pursuant to Section 10.4(v).

(f)	IDT may deliver funds to BP for deposit into the Collateral Account at any time during normal business hours.

9.3	Independent Collateral Amount.

(a)
IDT, prior to the initial date on which a Direct Transaction or Credit-Enabled Transaction is effected, shall (i) pay to BP in cash an amount equal to the Independent Collateral Amount (as defined below), or (ii) establish an irrevocable Qualifying Letter of Credit for the sole benefit of BP in an amount equal to the Independent Collateral Amount (as defined below), which shall be maintained until all Obligations of IDT have been satisfied at the end of this Agreement, including any extension necessary for any Transaction that extends beyond the end of the Planned Term of this Agreement. For the purposes of this Agreement, the “Independent Collateral Amount” shall be defined as an independent amount of at least *. Such amount shall be in addition to any other amounts received in the Collateral Account. The Independent Collateral Amount may be drawn by BP to satisfy an Obligation due and owing if a default or an Event of Default occurs under this Agreement or any other Transaction Document. If at any time the Independent Collateral Amount is drawn upon by BP, IDT must deliver to BP within one (1) Business Day the amount necessary to cause the aggregate amount of (x) cash held by BP and (y) any the Qualifying Letter of Credit, each provided pursuant to this provision, to equal the Independent Collateral Amount. The Independent Collateral Amount will not be taken into consideration (or used) for calculation of a Payment Extension or in the calculation of Net Exposure under the Master Netting Agreement.

(b)
The financial assets and other property and balances comprising the Independent Collateral Amount shall constitute part of the Collateral and shall not constitute payment of any Obligation until applied thereto as provided in this Agreement and the other Transaction Documents.

9.4
Deposit Account Control Agreements. BP and IDT will execute one or more deposit account control agreements with the Account Bank (or such other bank which may from time to time maintain the Collateral Account or the Deposit Account for receipt of funds hereunder) governing the deposit of funds into, and the withdrawal of funds from, each of the Collateral Account and the Deposit Account, as applicable (each, a “Deposit Account

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Control Agreement”). If any Deposit Account Control Agreement is modified or amended from time to time, such Deposit Account Control Agreement, as modified or amended, shall for all purposes be deemed to be a Deposit Account Control Agreement referred to herein.

ARTICLE 10

BILLING AND PAYMENT

10.1
Billing; Invoicing. Each applicable month during the Planned Term in which BP delivers Energy, Natural Gas or Related Services, or any month in which IDT incurs an obligation to make a payment to BPCNA with respect to any Financial Product, as contemplated herein, may be referred to herein as a “Delivery Month.”

(a)
For each Delivery Month during the Planned Term, the BP Parties shall deliver to IDT an invoice under the terms of the relevant Related Agreement and this Agreement with respect to any outstanding Transaction thereunder (each such invoice, an “Invoice”). With respect to any Delivery Month, IDT may receive more than one Invoice from the BP Parties. Subject to clause (b), IDT shall make the payment due under each such Invoice on the date required under the Related Agreement pursuant to which such Invoice was delivered to IDT, except for any invoice or portion of an invoice that IDT disputes in accordance with Section 10.6 of this Agreement.

(b)
IDT hereby acknowledges and agrees that, if information necessary for BP to prepare the Invoice (including without limitation information from the ISO, local gas distribution company, or the applicable transmission and distribution provider) is not available to BP on the date on which the Invoice is required to be delivered to IDT, then BP may reasonably estimate such amounts based on best available information for purposes of the Invoice and that the actual numbers shall be trued up on the next Invoice following the date on which such information is made available to BP. If BP sends an Invoice based on estimates, BP shall state in writing that the Invoice is based on estimates.

10.2
Payment Extensions. In connection with Related Electric Power Services performed by BP under this Agreement, BP will be deemed to have provided to IDT an Invoice for immediate payment in respect of any payments made to the ISO. If funds on deposit in the Collateral Account are not sufficient to pay the amount of such Invoice, then BP shall, at IDT’s request, extend the payment date for such deficient amount for a period of 30 days after the extension is made (“Permitted Extension Period”) to the extent reasonably necessary to enable funds to be deposited into the Collateral Account to cover such deficient amount (any such payment extension, a “Payment Extension”).

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(a)	Notwithstanding the foregoing, BP shall not be required to give any such Payment Extension if:

(i)
after giving effect to such Payment Extension, (A) a Collateral Requirement of IDT would arise under the Master Netting Agreement or (B) the total aggregate amount of Payment Extensions outstanding would exceed * to IDT under any POR Program;

(ii)
the insufficiency of funds in the Collateral Account is due to Customers that are not covered by a POR Program failing to make direct payments to IDT when due as of the date IDT requests the Payment Extension;

(iii)	such insufficiency of funds in the Collateral Account has been caused, or contributed to, by actions or inactions on the part of IDT or any Affiliates of IDT; or

(iv)
the conditions that must be satisfied prior to BP’s entering into any Direct Transaction have not been fulfilled to the satisfaction of, or have not been waived by, BP as of the date IDT requests such Payment Extension.

(b)	To the extent not reimbursed from future funds in the Collateral Account, IDT will pay all amounts subject to a Payment Extension in full on the last day of the applicable Permitted Extension Period.

(c)
All amounts subject to a Payment Extension shall bear interest from the original payment due date for the amount included in the Payment Extension until the date when the amount is paid in full at a per annum interest rate of LIBOR plus * basis points. Such accrued interest due on the Payment Extension amount shall be paid to BP on the earlier of the date on which the amount included in the Payment Extension is paid in full or the last day of the applicable Payment Extension Period.

(d)	Failure to pay the Payment Extension amount, including accrued interest, as and when due would constitute an Event of Default.

10.3	Interest Accrual.

(a)
Any outstanding, unpaid amounts owed by IDT to BP, including any Payment Extension amount plus accrued interest thereon as provided in Section 10.1 not paid when due, shall accrue (simple, not compounded) interest pursuant to the applicable Related Agreement, beginning on the applicable due date until the date upon which any such outstanding amount is paid; provided, however, that, in calculating such interest, interest shall accrue only on that portion of the amount owed as may be outstanding from time to time.

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(b)
Any and all interest which may accrue pursuant to Section 10.3(a) shall be included on the next applicable Invoice delivered by BP hereunder, and any such interest accrued shall be due and payable in accordance with the payment terms applicable to such next Invoice.

(c)
Notwithstanding the foregoing, the Parties acknowledge and agree that settlement and resettlement information received by BP from the ISO: (i) shall be treated as incurred during the month in which BP receives such settlement or resettlement information from the ISO; (ii) shall be included on the applicable Invoice covering the month in which BP receives such settlement or resettlement information from the ISO; (iii) shall be due and payable on the applicable due date with respect to such Invoice in accordance with the terms of this Agreement as applicable to such Invoice; and (iv) shall not accrue interest unless and until such amounts remain outstanding and unpaid as of such due date, unless BP is subject to interest by the billing ISO.

10.4
Distribution from Collateral Account. On (a) the Monthly Distribution Date, (b) any date on which an Event of Default has occurred and is continuing, (c) the date payment set forth in an Invoice is due under the terms of the relevant Related Agreement or (d) the date identified in any written disbursement request submitted by IDT to BP (which date will be at least two Business Days after BP receives such written disbursement), BP shall submit instructions to the Account Bank holding the Collateral Account to withdraw the applicable amount and transfer such amount (i) to an account of a BP Party to satisfy any Obligations or (ii) to that account of IDT that is identified in Exhibit 16.1(m) as IDT’s general account. On any date, funds in the account will be applied in the following order of priority, without duplication, as follows:

(i)
first, to pay any sales taxes or transmission/distribution expenses for the transmission of Energy or Natural Gas transportation or storage expenses due and payable by IDT to any third party (that is not an Affiliate of IDT) incurred in connection with any Direct Transaction or Credit-Enabled Transaction;

(ii)
second, to BP to pay any and all fees, expenses and other amounts due and owing (including amounts due and owing from a prior Delivery Period that remain unpaid) to BP or BPCNA under the Transaction Documents, including amounts due and owing under the relevant Related Agreement(s) that, in any such case, are incurred in connection with any Direct Transaction or Credit-Enabled Transaction, and the Supply Fee due and owing to BP under this Agreement, and any charges, fees returned checks or other amounts charged by the Account Bank that are paid from or debited against the Deposit Account or the Collateral Account (other than Payment Extensions);

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(iii)	third, to reimburse BP for any Payment Extensions due and owing together with accrued interest thereon;

(iv)
fourth, if an IDT Event of Default has occurred and is continuing, all proceeds from the exercise of BP’s rights on account of such Event of Default on the part of IDT, to be paid to BP for any and all Obligations which became due and payable immediately on account of such Event of Default, with any excess proceeds thereafter to be retained in the Collateral Account as collateral security for the Obligations, and such amount reserved under this priority shall be unavailable for distribution pursuant to any lower priority under this Section 10.4 on such distribution date; and

(v)
fifth, provided (A) that no IDT Event of Default, and no event or occurrence that with the passage of time or the giving of notice or both would constitute an IDT Event of Default, has occurred and is continuing and (B) no Payment Extension Period is in effect, on the last Business Day of each month (the “Monthly Distribution Date”), after application of available amounts to items first through fourth above, at the written request of IDT and subject to any retention of funds in accordance with Section 9.2(e), any remaining funds shall be distributed solely to IDT and IDT shall have the right to use such cash as it chooses.

10.5
ISO Billing Disputes. It is recognized by the Parties that the ISO may have established time periods for disputing certain matters and the Parties will be subject to such periods in their performance under this Agreement. Therefore, notwithstanding any provisions in this Agreement, in the event a Party is barred from disputing and correcting or adjusting with the ISO any matter of any nature whatsoever affecting any matter covered by this Agreement because the time period for such dispute has expired such that a Party would not have been able to file a dispute with the ISO prior to such expiration (a “Barred Issue”), then the other Party shall be barred for all purposes from disputing any portion of any statement, invoice, notice or other matter hereunder to the extent that the first Party is unable to receive adjustment from or dispute such matter with the ISO because it is a Barred Issue. BP shall be responsible for promptly reviewing the accuracy of all ISO settlement statements for the IDT related accounts and shall promptly notify the ISO and IDT in writing of any errors it finds in accordance with the ISO’s applicable rules and procedures for disputes over ISO settlements.

10.6
Disputed Invoices, etc. If either Party discovers, any error or inaccuracy in its own or the other Party’s invoice, payment, calculation, measurement or determination, then proper adjustment and correction thereof will be made as promptly as practicable thereafter;

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provided, that no adjustments or corrections will be made with respect to errors or inaccuracies unless reasonably specific written notice of such error or inaccuracy is given to the other Party within one (1) year of the date of such erroneous or inaccurate invoice, payment, calculation, measurement or determination. IDT may, in good faith, dispute the correctness of any invoice (or of any adjustment to any invoice), at any time within one (1) year after the date of such invoice. In either such event, a Party shall deliver to the other Party a notice of dispute, stating the basis for the dispute or adjustment and setting forth the amount disputed in good faith (the “Disputed Amounts”). The Parties will use commercially reasonable efforts to promptly resolve any dispute. Upon resolution of the dispute, any required payment shall be made within one (1) Business Day of such resolution along with (i) simple (not compounded) interest accrued at the Interest Rate from the original due date until paid in full, if IDT is making such required payment and (ii) the amount of simple (not compounded) interest accrued at the Interest Rate from the original due date until paid in full, if BP is making such required payment.

ARTICLE 11

REGULATORY CHANGE

11.1
In the event of any change in applicable laws, rules or regulations during the term of this Agreement by a Governmental Authority that (a) makes it illegal for a Party to continue to perform, either in whole or in material part, under this Agreement, or (b) result in a materially adverse change in a Party’s economics under this Agreement (a “Regulatory Event”), in each case which cannot be avoided by such Party upon the exercise of its best efforts, then such Party (the “Affected Party”) may provide the other Party (the “Non-Affected Party”) written notice of the Regulatory Event. The Parties shall for thirty (30) Business Days after such notice is delivered attempt in good faith to reach mutual agreement to resolve the material adverse economic impact on the Affected Party or the inability of the Affected Party to continue to perform or to amend the terms of this Agreement in light of the Regulatory Event to give effect to the original intention of the Parties, consistent with the original economic expectations of both Parties.

11.2
If, despite good faith negotiations on the part of the Parties, the Parties are unable to reach agreement within thirty (30) days, then the Affected Party shall have the right to terminate this Agreement and any affected Transactions, with settlement payment to be determined in accordance with the early termination provisions of the Master Netting Agreement.

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ARTICLE 12

PLANNED TERM; EARLY TERMINATION

12.1
Planned Term. Unless terminated earlier in accordance with this Agreement, this Agreement shall remain in full force and effect beginning on the Effective Date and continue until the Planned Expiration Date (such period being the “Planned Term”); provided that this Agreement will renew automatically for a term of one (1) year following the prior Planned Expiration Date unless a Party has provided written notice to the other Parties at least six (6) months prior to the next Planned Expiration Date that it will not renew this Agreement; provided further that this Agreement will not renew after June 30, 2012; provided further that if this Agreement renews after June 30, 2011, the Early Termination fee specified in Section 12.2(c) shall no longer apply. The Planned Expiration Date shall not affect or excuse the performance of either Party under any provision of this Agreement that by its terms survives such expiration. Further, this Agreement shall continue to apply to, and any such expiration of the Planned Term shall not affect or excuse the performance by either Party under, this Agreement or any agreement between the Parties entered into pursuant hereto related to obligations which were undertaken prior to such expiration and which remain unperformed at the time of such expiration. Termination of this Agreement pursuant to this Section 12.1 shall not affect the continued effectiveness of the EEI Agreement, the NAESB Agreement, the ISDA Agreement, and any Transactions confirmed under any of the foregoing, or the Master Netting Agreement.

12.2	Early Termination. Each of the Parties may terminate this Agreement prior to the end of the Planned Term (any such termination, an “Early Termination”) as follows:

(a)	Early Termination by IDT. Upon sixty (60) days’ prior written notice to BP, IDT may terminate this Agreement at its election for convenience.

(b)
Early Termination by BP. Upon four (4) months prior written notice to IDT, BP may terminate this Agreement if the long-term, unsecured indebtedness of BPCNA is rated less than BBB- by S&P or less than Baa3 by Moody’s.

(c)	Effect of Early Termination.

(i)
On a Business Day that is no sooner than five (5) Business Days prior to the date on which the terminating Party has proposed, in its notice of termination delivered pursuant to Section 12.2(a) or (b), as applicable, that this Agreement terminate, the non-terminating Party shall, using the terms of the Master Netting Agreement, calculate the UMA Final Settlement Amount as of such Business Day. In determining the UMA Final Settlement Amount, (A) the non-terminating Party shall be deemed to be the Non-defaulting Party, and (B) the calculating Party shall include in the calculation of the UMA Final Settlement Amount only those Direct Transactions or Credit-Enabled Transactions that will be terminated on the date of Early Termination pursuant to Article 15. Upon completing such calculation of the UMA Final Settlement Amount, such amount shall constitute the “Early Termination Net Payment” hereunder. If the Early Termination Net Payment is positive, IDT shall pay to BP when due the Early Termination Net Payment. If the Early Termination Net Payment is negative, BP shall pay to IDT when due the Early Termination Net Payment.

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(ii)
If IDT elects an Early Termination pursuant to Section 12.2(a), IDT shall be obligated to pay to BP, in addition to any Early Termination Net Payment that it may owe upon an Early Termination, an amount equal to the greater of (A) * or (B) *% of the Supply Fees that, but for such Early Termination, IDT would owe to BP from the date of Early Termination through the end of the Planned Term (the “Supply Fee Termination Payment”). BP shall calculate the Supply Fee Termination Payment. BP shall utilize the forecasted quantities of Natural Gas and Energy that, but for such Early Termination, BP would have sold and delivered to IDT in connection with any Direct Transaction or Credit-Enabled Transaction from the date of Early Termination through the end of the Planned Term. If BP must pay to IDT when due the Early Termination Net Payment, BP may offset the Supply Fee Termination Payment against the Early Termination Net Payment it owes.

(iii)
As soon as practicable after completing the calculation of the Early Termination Net Payment and, if any, the Supply Fee Termination Payment, the calculating Party shall provide notice to the other Party of (A) the Early Termination Net Payment and, if any, the Supply Fee Termination Payment, (B) whether such Early Termination Net Payment is owed by the terminating Party or the non-terminating Party and (C) the date on which such Early Termination Net Payment and, if any, the Supply Fee Termination Payment is due (which payment date shall be no sooner than two (2) Business Days following the date of Early Termination). If IDT owes any amounts to BP under this Section 12.2, IDT also shall pay to BP in full, on the same day it is obligated to pay any Early Termination Net Payment or Supply Fee Termination Payment, any other outstanding Obligations (including amounts that remain unpaid as a result of any Payment Extension and any outstanding Supply Fees). If the Party that owes such payment fails to make payment when due, the unpaid amount shall accrue interest at the Interest Rate from the payment date until such amount is paid.

(iv)
Following such Early Termination, all Transactions that were included in the calculation of the Early Termination Net Payment shall be terminated and shall have no further force and effect. With respect to Transactions that were not terminated upon such Early Termination, the provisions of Article 15 shall apply to such Transactions.

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(v)	Any amount that IDT is obligated to pay to BP under this Section 12.2 shall constitute one of the Obligations.

ARTICLE 13

TAX AND BANKRUPTCY

13.1
Taxes. Each Party shall be responsible for reporting and discharging its own tax measured by the profit or income of the Party. Each Party shall protect, defend and indemnify the other Party from any and all loss, cost or liability arising from the indemnifying Party’s failure to report and discharge such taxes or satisfy such obligations.

13.2
Return of Documents and Information. Upon the termination or expiration of this Agreement, each Party shall destroy or return to the other all documents, data, and Information belonging to the other Party and shall cooperate fully to ensure that the termination or expiration of this Agreement and the transition is accomplished in an efficient and businesslike manner. If such documents are destroyed, such destruction shall be certified to the Party owning the Information by an officer of the Party destroying the same. The foregoing notwithstanding, neither Party shall be obligated to return or destroy any such documents, data or information that such Party is retaining pursuant to a document retention policy established in connection with any civil or criminal investigations or litigation, in which event the documents, data and information shall be retained by the Party until such time as the document retention policy is no longer in effect, at which time the documents, data and information shall be returned to the other Party or destroyed as aforesaid. To the extent that a Party’s computer back-up procedures create copies of any such documents, data or information, such Party may retain such copies in its archival or back-up computer storage for the period the Party normally archives backed-up computer records. Any such documents, data or information so retained and not destroyed will be kept confidential.

13.3	Bankruptcy Provisions.

(a)
The Parties acknowledge and agree that (i) this Agreement and each Transaction made under this Agreement or any Related Agreement constitute “forward contracts” and/or a “swap agreement” and/or “master netting agreement” as defined under Title 11 of the United States Code (the “Bankruptcy Code”), (ii) each Party is a “forward contract merchant” or “swap participant” as defined under the Bankruptcy Code, (iii) the rights of the Parties under the termination provisions of this Agreement or any Related Agreement will constitute contractual rights to liquidate, net and setoff Transactions, (iv) any payment related to or setoff related to this Agreement or any Related Agreement shall constitute a “settlement payment” as defined in Section 101(51A) of the Bankruptcy Code; and (v) the Parties are entitled to and desire enforcement of the rights under, and protections afforded by, Sections 362, 546, 553, 556, 560, 561, and 562 of the Bankruptcy Code.

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(b)
Under this Agreement, the term “setoff” means, without limitation, offset, combination of accounts, netting, right of retention or withholding, contractual right to liquidate transactions, or comparable right or requirement to which a Party is entitled or subject to (whether arising under this Agreement, any Related Agreement, any other Transaction Document, or other agreements between the Parties, under law or otherwise) that is exercised by, or imposed on, the other Party. Further, the Parties acknowledge and agree that, pursuant to Sections 362 and 546 of the Bankruptcy Code, transfers and payments made in connection with this Agreement or any Related Agreement are not enjoined or otherwise precluded by the automatic stay imposed by the Bankruptcy Code and are not subject to avoidance under the Bankruptcy Code.

ARTICLE 14

[RESERVED]

ARTICLE 15

WIND-DOWN PERIOD

15.1
The period commencing on the day immediately following the last day of the Planned Term or the date selected by the terminating Party in connection with an Early Termination (the “Wind-Down Commencement Date”) to the date of the satisfaction in full of all obligations under the Agreement and the other Related Agreements, including, without limitation, all Direct Transactions and all Credit-Enabled Transactions (the “Wind-Down End Date”) will be referred to as the “Wind-Down Period.”

15.2
No later than 90 days before the last day of the Planned Term or no later than the date that is fifteen (15) days before the effective date of Early Termination, as applicable, IDT will have the right and obligation to deliver to BP in writing a plan to wind-down BP’s exposure with respect to the Agreement and the Related Agreements. If IDT fails to deliver to BP such a plan by the date due, BP may create the plan for winding-down its exposure, which plan shall be binding on IDT. Any such plan may include one or more of the following options:

(a)
“Assignment Option”: IDT may request BP to assign to one or more Creditworthy Assignees (as defined below) any of BP’s positions under Credit-Enabled Transactions or Direct Transactions on price, terms and conditions acceptable to BP.

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(i)
In connection therewith BP shall be responsible for effecting the assignment of transactions, so long as a Creditworthy Assignee is available to take assignment and assume all obligations under the assigned transactions going forward.

(ii)	Either the Creditworthy Assignee or IDT must accept all responsibility in respect of the position with the ISO or RTO.

(iii)
As used herein, “Creditworthy Assignee” shall mean a counterpart(ies) whose long-term unsecured debt is rated at least “A” by Moody’s or “A” by S&P and the ability to perform on the applicable assigned transactions.

(b)
“Termination Option”: IDT may Close-Out any Credit-Enabled Transaction or Direct Transaction by paying to, or receiving from, BP an amount equal to the UMA Final Settlement Amount, calculated under the Master Netting Agreement for the Direct Transactions and Credit-Enabled Transactions being Closed-Out.

(c)
“Hold Option”: IDT may leave in place any Credit-Enabled Transaction or Direct Transaction. However, until all Transactions have been finally assigned under the Assignment Option, terminated under the Termination Option, expired under the Hold Option, or defeased under the Defease Option (as defined below), the Liens under the Security Documents securing this Agreement and the Related Agreements shall remain in place and this Agreement shall remain in full force and effect solely with respect to such Credit-Enabled Transactions or Direct Transactions whose term extends beyond the Planned Term or effective date of the Early Termination of this Agreement.

(d)
“Defease Option”: IDT may provide guaranties of Creditworthy Assignees or letters of credit, surety bonds, or cash in amounts and on terms reasonably satisfactory to BP with respect to any Direct Transactions or Credit-Enabled Transactions left in place under the Hold Option, and for each transaction so guaranteed or secured, BP shall release its liens and security interests securing such transaction.

15.3
During the Wind-Down Period in all cases, (i) IDT will not be permitted to enter into any Purchase Contracts or Sale Contracts that would affect BP’s rights and obligations under this Agreement, and BP will be under no obligation to enter into Direct Transactions or Credit-Enabled Transactions and (ii) all provisions of the Agreement and the other Transaction Documents will remain in full force and effect, except as described in clause (a) of Section 15.2.

(a)
In the event that all transactions under the Agreement have been finally assigned under the Assignment Option, terminated under the Termination Option, expired under the Hold Option, or defeased under the Defease Option, BP shall within three (3) Business Days, terminate all of BP’s liens and security interests securing the Agreement.

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ARTICLE 16

REPRESENTATIONS AND WARRANTIES

16.1	Representation and Warranties of IDT.

IDT represents and warrants to the BP Parties as follows:

(a)
It (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified and in good standing as a foreign corporation and has all governmental licenses in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and where, in each case, failure so to qualify or be licensed and be in good standing has had, or could reasonably be expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

(b)
The execution, delivery and performance by it of each Transaction Document to which it is a party and the grant by it of the security interest pursuant to the Security Documents and the Master Netting Agreement, and the consummation of the other transactions contemplated hereby and thereby, are within its powers, have been duly authorized by all necessary corporate action, and do not (i) contravene its organizational documents, (ii) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan, indenture, mortgage, deed of trust, lease or other instrument binding on it or any of its properties or (iv) except for the Liens granted in favor of BP hereunder and under the Security Documents and the Master Netting Agreement, result in or require the creation or imposition of any Lien upon or with respect to any of its properties.

(c)	No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for:

(i)	the due execution, delivery, recordation, filing or performance by it of the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby; or

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(ii)
the exercise by the BP Parties of their rights under the Transaction Documents, except, as set forth in Schedule 16.1(c), for (A) authorization to provide retail electricity and Natural Gas services and Related Services in the applicable jurisdictions which authorization has been obtained and is in full force and effect, (B) filings in respect of the Liens created under the Security Documents or the Master Netting Agreement, including but not limited to notices and other filings in connection with the Assignment of Claims Act of 1940 in the case of any Government Contract, and (C) in the event of a foreclosure by BP on the Collateral, filings with and approvals by any Government Authority and regulatory body, including but not limited to the Federal Energy Regulatory Commission.

(d)
Each Transaction Document to which it is a party has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally, and except as enforcement may be limited by general equitable principles (regardless of whether enforcement is sought in a court of law or equity).

(e)
The balance sheet of IDT as at July 31, 2008 and the related statements of income and cash flows of IDT for the fiscal year then ended, with the unqualified opinion thereon of IDT independent public accounting firms that is recognized by the Public Company Accounting Oversight Board, and the unaudited balance sheet of IDT and statements of income and cash flows of IDT for the period ending April 30, 2009, copies of which have been furnished to BP, present fairly the financial condition of IDT as at such respective dates and the results of the operations of IDT for the respective periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since April 30, 2009, no event or circumstance has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

(f)
There is no action, suit, litigation or proceeding against it or any of its property pending before any court, Government Authority or arbitrator, or, to its knowledge, threatened, nor is there any investigation pending in respect of it that has had, or could reasonably be expected to have, a Material Adverse Effect.

(g)	There are no material issues regarding it that arose prior to the date of this Agreement that could reasonably be expected to have an impact on BP’s credit or contracts with the ISO or RTO.

(h)
It is not (i) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended or (ii) a “commodity pool operator” or a “commodity trading advisor” as defined in, or subject to regulation under the Commodities Exchange Act, as amended.

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(i)
It is the sole beneficial owner of, and has good and legal title to the Collateral, free and clear of all Liens and other adverse claims and encumbrances. No Lien exists or will exist upon the Collateral at any time, except for the Lien in favor of BP created or provided for herein and under the Security Documents, which Lien created in favor of the BP Parties constitutes a valid first and prior perfected Lien on the Collateral, subject to no other Lien.

(j)
Its full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address as of the Effective Date are correctly set forth in Annex 1 to the Pledge and Security Agreement. There is no UCC financing statement or similar Lien filing describing IDT’s property or identifying IDT as a debtor in effect on the Effective Date except as set forth on Annex 1.

(k)
It has not (i) within the period of four months prior to the Effective Date, changed its location (as defined in Section 9-307 of the UCC), (ii) heretofore changed its name, or (iii) heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

(l)	[Reserved]

(m)
Other than what is set forth in the IDT financial statements through April 30, 2009, it does not have (i) any Indebtedness or (ii) other liabilities other than obligations under existing Sale Contracts and existing Purchase Contracts to which it is a party. Schedule 16.1(m) sets forth a complete and correct list of all such Purchase Contracts and Sales Contracts in effect as of the Effective Date.

(n)	It has no subsidiaries other than North American Energy, Inc.

(o)
It has delivered to BP a true and complete copy of its organizational documents. The only shareholder of IDT on the date this representation is made is IDT Capital, Inc., which is a wholly owned subsidiary of IDT Corp. As of the date this representation is made, (A) all equity interests in IDT have been duly authorized and validly issued and are outstanding, (B) there are no outstanding equity rights with respect to IDT, including (1) any securities convertible into or exchangeable for equity interests in IDT, or (2) any rights to subscribe for or to purchase, or any options, warrants, or other rights to acquire, equity interests in IDT, and (C) there are no outstanding obligations of IDT to repurchase, redeem, or otherwise acquire any partnership or other equity interests, or securities convertible into or exchangeable or exercisable for equity interests, in IDT, nor are there any outstanding obligations of IDT to make payments to any Person, such as “phantom stock” payments, where the amount thereof is calculated with reference to the fair market value or equity value of IDT.

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(p)
It has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization has not had, or could not reasonably be expected to have, (either individually or in the aggregate) a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and it is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith has not had, or could not reasonably be expected to have, (either individually or in the aggregate) a Material Adverse Effect. In addition, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by it to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of it or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any release of any Hazardous Materials generated by it that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect. All environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of it in relation to facts, circumstances or conditions at or affecting any site or facility now or previously owned, operated or leased by it and that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect, in each case, have been made available to BP.

(q)
It is in compliance in all material respects with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, including, but not limited to, having obtained and maintained in full compliance all retail licenses and any other licenses and permits required from any Governmental Authority necessary to carry out its retail Energy business and retail Natural Gas business.

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(r)
The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of IDT to the BP Parties in connection with the negotiation, preparation or delivery of the Transaction Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

(s)
It has not been suspended, debarred or declared ineligible, or been proposed for suspension, debarment, or ineligibility, from or with respect to bidding on or performing Government Contracts or from doing business with any Government Authority. It has not been (and is not now being), within the past six years: (i) audited (outside the audits conducted in the ordinary course of business) or investigated; (ii) subject to any indictments or civil, administrative or criminal complaints by any Governmental Authority, or any contractor or subcontractor with a Governmental Authority; or (iii) threatened with any such audit or investigation or requested to provide information with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or any Government Bid. It has complied in all material respects with all laws and regulations applicable to Government Contracts governing or applicable to its Government Contracts and Government Bids, including the terms and conditions of all such Government Contracts and Government Bids. Each Government Contract performed or being performed by it was legally and properly awarded to it and, if performance is ongoing, each Government Contract is currently valid. It has not, in obtaining or performing any Government Contract, violated any laws, regulations, rules, directives, requirements or procedures of any Governmental Authority or any other applicable legal requirement.

(t)
It has obtained liability insurance, in an amount not less than $10,000,000 per occurrence, with financially sound and reputable insurance companies (rated at least “A” by A M Best), and with respect to risks of a character usually maintained by companies engaged in the same or similar business similarly situated.

(u)
It has paid and discharged all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with generally accepted accounting principles.

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(v)	It is and, upon its incurrence of any Obligations and after giving effect to the transactions in connection herewith and the other Transaction Documents, will be, Solvent.

(w)	Schedule 16.1(w) sets forth a complete and correct list of Authorized Direct Pay Customers.

16.2	Representation and Warranties of the BP Parties.

Each of the BP Parties represents and warrants to IDT as follows:

(a)
It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing as a foreign corporation and has all governmental licenses in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and where, in each case, failure so to qualify or be licensed and be in good standing could reasonably be expected to have a Material Adverse Effect and (iii) has all requisite power (corporate or other) and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

(b)
The making and performance by it of each Transaction Document to which it is a party, and the consummation of the other transactions contemplated hereby and thereby, are within its powers, have been duly authorized by all necessary corporate action, and do not (i) contravene its relevant organizational documents, (ii) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan, indenture, mortgage, deed of trust, lease or other instrument binding on it or any of its properties.

(c)
No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by it of the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby or (ii) the exercise by BP of its rights hereunder for authorization to provide retail electricity services in the applicable jurisdictions which authorization has been obtained and is in full force and effect.

(d)
Each Transaction Document to which it is a party has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally, and except as enforcement may be limited by general equitable principles (regardless of whether enforcement is sought in a court of law or equity).

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(e)
There is no action, suit, litigation or proceeding against it or any of its property pending before any court, governmental agency or arbitrator, or, to the knowledge of BP, threatened, nor is there any investigation pending to the knowledge of BP in respect of it, that could reasonably be expected to have a Material Adverse Effect.

(f)
The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of BP or BPCNA to IDT in connection with the negotiation, preparation or delivery of the Transaction Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

(g)
BP has not been suspended, debarred or declared ineligible, or been proposed for suspension, debarment, or ineligibility, from or with respect to bidding on or performing Government Contracts or from doing business with any Government Authority. BP has complied in all material respects with all laws and regulations applicable to Government Contracts governing or applicable to its Government Contracts and Government Bids, including the terms and conditions of all such Government Contracts and Government Bids. Each Government Contract performed or being performed by BP was legally and properly awarded to BP and, if performance is ongoing, each Government Contract is currently valid. BP has not, in obtaining or performing any Government Contract, violated any laws, regulations, rules, directives, requirements or procedures of any Governmental Authority or any other applicable legal requirement.

ARTICLE 17

COVENANTS

17.1
Covenants of IDT. Until the Obligations have expired or been terminated and the amounts that remain unpaid as the result of any Payment Extension and all fees payable hereunder shall have been paid in full, IDT covenants and agrees with the BP Parties that:

(a)
Notice of Event of Defaults. It will promptly give BP notice after it knows or has reason to believe that any IDT Event of Default has occurred, a notice of such IDT Event of Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that it has taken or proposes to take with respect thereto.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(b)
Litigation. It will promptly give to BP notice of all legal or arbitral proceedings, and of all proceedings by or before any Governmental Authority, arbitration panel or regulatory agency, and any material development in respect of such legal or other proceedings, affecting it.

(c)	Existence, Etc. IDT will:

(i)	preserve and maintain all of its material rights, privileges, licenses and franchises;

(ii)
comply in all material respects with the Legal Requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including without limitation the Reliability Standards of NERC, ERISA (if applicable) and all Environmental Laws);

(iii)
maintain in full force and effect all retail operating licenses and all other licenses, permits, consents, approvals, and authorizations necessary to enter into and perform its Obligations under this Agreement and any other Transaction Document, and to continue its retail power business in the territory of NYISO;

(iv)
pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with generally accepted accounting principles; and

(v)
timely pay and discharge all of its other material obligations, including its obligations under this Agreement and the other Transaction Documents, except those that are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with generally accepted accounting principles.

(d)	Separateness and Going concern. IDT will:

(i)	maintain its own separate books and records and bank accounts;

(ii)	at all times hold itself out to the public and all other Persons as a legal entity separate from any other Person;

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(iii)	conduct its business in its own name through its duly authorized officers and comply with all organizational formalities to maintain its separate existence;

(iv)
comply with GAAP in all financial statements and reports required of it and issue such financial statements and reports separately from any financial statements or reports prepared for its members and Affiliates; provided that such financial statements or reports may be consolidated if the separate existence of IDT and its assets and liabilities, are clearly noted therein;

(v)	account for and manage all of its liabilities separately from any other Person, and pay its own liabilities only out of its own funds;

(vi)	use separate invoices and checks with its name and no other name;

(vii)	correct any known misunderstanding regarding its separate identity;

(viii)	maintain adequate capital for its business, transactions and liabilities as exist on the Closing Date;

(ix)
subject to IDT Corporation’s risk management policies and procedures, make all decisions with respect to its business and daily operations independently, although its manager or officers making any particular decision may also be employees, officers, directors or managers of the Parent, its members or its Affiliates;

(x)	remain Solvent, provided that the foregoing shall not be construed as imposing an obligation on its members or Affiliates to contribute additional capital to it;

(xi)	maintain all of its assets used or useful in its business in good working order and condition, ordinary wear and tear excepted; and

(e)	Liens. IDT will not create, incur, assume or suffer to exist any Lien upon any of the Collateral other than the Liens created under the Security Documents.

(f)
Insurance. IDT will maintain liability insurance, in an amount not less than $10,000,000 per occurrence with financially sound and reputable insurance companies (rated at least “A” by A M Best), and with respect to risks of a character usually maintained by companies engaged in the same or similar business similarly situated.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(g)
Limitation on Sale Contracts. Absent BP’s prior written consent, which consent shall not be unreasonably withheld, IDT shall not enter into any Sale Contract to any Non-POR Customer or for a fixed-price to any POR Customer.

(h)
Further Assurances. IDT will promptly from time to time do all such acts and things as may be required in the reasonable opinion of BP to give effect to this Agreement and the other Transaction Documents and to preserve and protect the rights of the BP Parties hereunder and thereunder, including with respect to any notices, assignments or other documents required to be completed under the Assignment of Claims Act of 1940.

(i)
Payments. IDT shall require that any and all amounts owing to it under any Purchase Contract or Sale Contract (other than Government Contracts) or under or pursuant to any other agreement or instrument shall be paid directly to the Deposit Account, and shall include in each Sale Contract entered into after the Effective Date the Payment Provision.

(j)	Copies of Representative Terms and Conditions. Upon BP’s written request, IDT shall provide BP with copies of its standard terms and conditions for retail sales.

(k)
Information. All written information furnished after the Effective Date by IDT to BP or BPCNA in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect and will not contain any material omissions, or (in the case of projections) based on reasonable estimates and assumptions, on the date as of which such information is stated or certified.

(l)
Transactions with North American Energy. Other than Permitted Other Transactions, IDT will not receive natural gas or Related Natural Gas Services from North American Energy without the express prior written consent of BP.

17.2
Covenant of BP Parties. Until the Obligations have expired or been terminated and the amounts that remain unpaid as the result of any Payment Extension and all fees payable hereunder shall have been paid in full, each of the BP Parties covenant and agree with IDT that it will promptly give IDT notice after it knows or has reason to believe that any BP Event of Default has occurred, a notice of such BP Event of Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that it has taken or proposes to take with respect thereto.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

ARTICLE 18

EVENTS OF DEFAULT

18.1	IDT Events of Default. If any of the following events (each an “Event of Default”) shall occur and be continuing:

(a)
IDT shall fail to pay any amount as and when such amount shall become due and payable to BP under this Agreement or any other Transaction Document, unless such amount is subject to a Payment Extension in which event a failure on the part of IDT to pay any amount that was not paid due solely to any Payment Extension when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or

(b)
IDT shall fail to pay any interest on any amount including any Payment Extension or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Transaction Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days or more; or

(c)
any material failure of IDT to observe any provision, term, covenant or agreement (other than any term, covenant or agreement referred to in clause (a) or (b)) under (i) this Agreement, its organizational documents, or any other Transaction Document (including without limitation the EEI Agreement, the NAESB Agreement, or the ISDA Agreement) or (ii) Sale Contracts under which, individually or in the aggregate, the sale and delivery of Energy, Natural Gas or Related Services during any period would exceed 3% of IDT’s aggregate sales and deliveries of such products over such period, including any failure by IDT (A) to deliver requisite power or any other product or service under such Sale Contracts when due or (B) to provide timely billing invoices to Customers for power or any other product or service delivered by IDT under such applicable Sale Contracts, and, in the case of either clause (i) or (ii), such failure continues unremedied for a period of five (5) Business Days or more (or two (2) Business Days in respect of any payment default) after the date on which IDT has or should have knowledge of such failure or BP shall have given IDT notice of such failure and such failure is capable of being remedied within such five (5)-Business Day period (or two (2)-Business Day period, as applicable); or

(d)	IDT shall fail to deliver to BP when due Performance Assurances, pursuant Section 2.2 and the Master Netting Agreement, and such failure continues for one (1) Business Day; or

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(e)
any representation, warranty or certification made or deemed made by IDT in this Agreement or any other Transaction Document to which it is a party, or in any amendment or supplement hereto or thereto, or any certificate furnished to BP or BPCNA pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect, if such representation, warranty or certification shall remain false or misleading for 30 days after the date on which IDT has knowledge of such failure or BP shall have given IDT notice of such failure and such failure is capable of being corrected within such 30-day period; or

(f)	a MNA Default where IDT is the Defaulting Party shall have occurred and shall be continuing; or

(g)
a final judgment or judgments for the payment of money of $5,000,000 or more in the aggregate, or a final judgment or judgments for non-monetary relief that has had or could reasonably be expected to have a Material Adverse Effect, shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against IDT and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and IDT shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(h)
any of the Liens created by the Security Documents or the Master Netting Agreement shall at any time not constitute a valid first and prior perfected Lien on the Collateral purported to be covered thereby in favor of BP, free and clear of all other Liens (other than resulting from the failure of IDT to retain possession of the Collateral thereunder in the jurisdiction provided thereunder) and such Lien is not restored as a valid first and prior perfected Lien within ten (10) Business Days of such time, or any provision of any Security Document shall for whatever reason cease to be in full force and effect, or the enforceability thereof shall be contested by IDT; or

(i)
the validity or enforceability of any Transaction Document shall be contested by IDT or any Transaction Document shall not be in full force and effect and enforceable in accordance with its terms against IDT;

(j)
the total aggregate amount subject to one or more Payment Extensions exceeds 105% of the aggregate existing outstanding amounts due and owing to IDT (i) under any POR Program and (ii) from the Authorized Direct Pay Customers; or

(k)	an Event of Default shall have occurred pursuant to Section 5.8 hereof

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

then, and in every such event, and at any time thereafter during the continuance of such event, the BP Parties may take any or all of the following actions, at the same or different times:

(i)
terminate any obligations of the BP Parties under this Agreement or any other Transaction Document and exercise the rights and remedies under the Master Netting Agreement of a Non-defaulting Party if a MNA Default has occurred and is continuing;

(ii)
declare the Payment Extensions and all other Obligations then outstanding to be due and payable in whole (or in part, in which case any Payment Extension or other Obligation not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the Payment Extensions and other Obligations so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of IDT accrued hereunder or under any other Transaction Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by IDT; provided that, if the Event of Default occurs under the Master Netting Agreement due to the Bankruptcy of IDT, the Payment Extensions then outstanding, and all other Obligations then outstanding, together with accrued interest thereon and all fees and other Obligations of IDT shall become immediately due and payable in full without presentment, demand, protest or other notice of any kind, all of which are hereby waived by IDT; and

(iii)	exercise its rights with respect to the Collateral under the Security Documents.

Any and all proceeds of the exercise of such rights (including amounts constituting the Independent Collateral Amount) shall be deposited to the credit of the Collateral Account to be distributed therefrom in the following order of priority: First, to pay to the BP Parties any and all fees, expenses and other Obligations due and owing to the BP Parties under this Agreement and the other Transaction Documents (including the EEI Agreement, the NAESB Agreement, and the ISDA Agreement), including any Supply Fee due and owing to the BP Parties under this Agreement, interest, and all fees, costs and expenses that the BP Parties incur to enforce its rights under this Agreement and the other Transaction Documents, and second, after applying such proceeds to the payment of all amounts described in priority first, any remaining amounts shall be paid in accordance with the remaining provisions of Section 10.4.

18.2	BP Event of Default. If any of the following events (each a “BP Event of Default”) shall occur and be continuing:

(a)
any representation, warranty or certification made or deemed made by BP or BPCNA in this Agreement or any other Transaction Document to which it is a party, or in any amendment or supplement hereto or thereto, or any certificate furnished to IDT pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect, if such representation, warranty or certification shall remain false or misleading for 30 days after the date on which BP or BPCNA has knowledge of such failure or IDT shall have given BP or BPCNA notice of such failure and is capable of being corrected within such 30-day period; or

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(b)
BP or BPCNA shall materially fail to perform or observe any provision, term, covenant or agreement of it contained in this Agreement or any other Transaction Document to which it is a party (including without limitation the EEI Agreement, the NAESB Agreement, or the ISDA Agreement), if such failure shall remain unremedied for 10 Business Days (or 2 Business Days in respect of any payment default) after the date on which any BP or BPCNA has knowledge of such failure or IDT shall have given BP notice of such failure and such failure is capable of being remedied within such ten (10) Business Day period (or two (2) Business Day period, as applicable);

(c)	a MNA Default where BP or BPCNA is the Defaulting Party shall have occurred and shall be continuing; or

(d)
a final judgment or judgments for the payment of money of $5,000,000,000 or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against BP or BPCNA and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the BP Parties shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

(e)
the validity or enforceability of any Transaction Document shall be contested by BP or BPCNA or any Transaction Document shall not be in full force and effect and enforceable in accordance with its terms against BP or BPCNA as applicable; or

(f)	either of the BP Parties withdraws funds in deposit in the Collateral Account in material violation of the terms of this Agreement or a Deposit Account Control Agreement;

then, and in every such event and at any time thereafter during the continuance of such event, IDT may (i) terminate any obligations of IDT under this Agreement or any other Transaction Document and exercise the rights and remedies under the Master Netting Agreement of a Non-defaulting Party if a MNA Default has occurred and is continuing, and (ii) exercise any of its rights under the Transaction Documents, including the rights and remedies under the Master Netting Agreement of a Non-defaulting Party if a MNA Default has occurred and is continuing, and all proceeds of the exercise of such rights shall be deposited to the credit of the Collateral Account to be applied in accordance with Section 10.4. IDT shall not be obligated to make any termination payment or other penalty in connection with the exercise of its rights under the Transaction Documents in connection with a BP Event of Default.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

18.3
MNA Default under Master Netting Agreement. If a MNA Default has been declared under the Master Netting Agreement, but the underlying event or condition that gave rise to such MNA Default is no longer outstanding and continuing, then no Event of Default shall be outstanding or continuing under Section 18.1 or 18.2 of this Agreement regardless of whether or not such MNA Default continues under the Master Netting Agreement.

ARTICLE 19

MISCELLANEOUS

19.1
Amendments, Consents, Etc. No amendment or waiver of any provision of this Agreement, nor any consent to any departure by IDT from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by IDT, BP, and BPCNA and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

19.2
Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication and electronic mail) and mailed, sent by telecopy or other means of electronic transmission approved in advance by the recipient party or delivered by hand or overnight courier service, as follows:

(a)	if to IDT, at its address at:

IDT Energy, Inc.
550 Broad Street
Newark, NJ 07102
Attn: Geoff Rochwarger
Telephone number: 973-438-4434
Fax: 973-438-1285
E-mail address: geoff@idtenergy.com

With copies to

IDT Corporation
550 Broad Street
Newark, NJ 07102
Attn: Legal Department
Telephone: 973-438-4236
Fax: 973-438-1455

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(b)	if to BP, at its address at:

BP Energy Company
501 Westlake Park Blvd
Houston, TX 77079
Attn: Power Contracts Administration
Telephone number: 281-366-1649
Fax: 281-366-4929

With copies to:

BP Energy Company
501 Westlake Park Blvd
Houston, TX 77079
Attn: Senior Attorney, Power
Fax: 281-366-7583

The foregoing designations for a Party may be changed by such Party in a written notice to the other Parties. All such notices and communications shall be effective upon receipt if received during ordinary business hours or, if received after ordinary business hours, at the commencement of the next Business Day.

19.3
No Waiver; Remedies. No failure on the part of BP, BPCNA or IDT to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

19.4	Indemnification.

(a)
IDT will indemnify and hold the BP Parties, and their respective officers, directors, shareholders, Affiliates, employees and agents (for this Section 19.4(a), an “Indemnified Party”), harmless from and against any and all claims, damages, losses, liabilities, and expenses (including, without limitation, reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with or relating to any investigation, litigation, or proceeding or the preparation of any defense in connection therewith), in each case arising out of or in connection with or by reason of the transaction documentation or any breach thereof or any of the transactions contemplated thereby, including acts or omissions regarding the accounts provided for under Article 9, except to the extent such claim, damage, loss, liability, or expense resulted from such Indemnified Party’s gross negligence or willful misconduct.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(b)
The BP Parties will indemnify and hold IDT, and its officers, directors, shareholders, Affiliates, employees and agents (for this Section 19.4(b) an “Indemnified Party”), harmless from and against any and all claims, damages, losses, liabilities, and expenses (including, without limitation, reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with or relating to any investigation, litigation, or proceeding or the preparation of any defense in connection therewith), in each case arising out of or in connection with or by reason of the transaction documentation or any breach thereof or any of the transactions contemplated thereby, including acts or omissions regarding the accounts provided for under Article 9, except to the extent such claim, damage, loss, liability, or expense resulted from such Indemnified Party’s gross negligence or willful misconduct.

19.5	Governing Law; Submission to Jurisdiction.

(a)
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED FOR ALL PURPOSES, INCLUDING THE RESOLUTION OF ALL DISPUTES BETWEEN OR AMONG PARTIES, BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, EXCLUSIVE OF ANY CONFLICTS OF LAWS PRINCIPLES THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)
Submission to Jurisdiction. Each of the Parties hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that a party may otherwise have to bring any action or proceeding relating to any Related Agreement against the other party, or its properties in the courts of any jurisdiction.

(c)
Waiver of Venue. Each Party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in clause (b) of this Section, and hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

(d)
Service of Process. IDT agrees that service of process in any action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to IDT Energy, Inc. c/o IDT CORPORATION, 1430 Broadway, Suite 1615, New York, New York 10018, Attention: General Counsel. Each of the BP Parties hereto irrevocably consents to service of process in the manner provided for notices in Section 19.2. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

19.6
Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

19.7
WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE PERFORMANCE OR NONPERFORMANCE OR OBLIGATIONS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

19.8
Severability. If any provision of this Agreement is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the Parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

19.9
Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

19.10
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, provided, no Party may assign any of its rights or obligations hereunder without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

19.11
Integration. This Agreement, together with the other Transaction Documents, constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral and written, relating to the subject matter hereof.

19.12
USA PATRIOT Act. BP hereby notifies IDT that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)), BP may be required to obtain, verify and record information that identifies IDT, which information includes the name and address of IDT, and other information that will allow BP to identify IDT in accordance with said Act.

19.13	Confidentiality.

Each Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers and employees, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, including in the case of BP the federally appointed monitor and his staff, (c) to the extent required by applicable laws, rules or regulations, including those with respect to securities laws (including any rules or regulations promulgated by a registered securities exchange), or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or any other Transaction Document or any suit, action or proceeding relating to this Agreement or any other Transaction Document or the enforcement of rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or any other Transaction Document or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to IDT and its obligations, (f) with the consent of the other Party or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to such Party, on a non-confidential basis from a source other than the other Party.

For the purposes of this Section, “Information” means all information received from one Party relating to such Party or its business; provided, that all reports and information required to be delivered to a Party hereunder or any other Transaction Document shall be deemed to be Information without further action. Confidential Information does not include any information which (a) was know to the receiving Party prior to the date of its disclosure pursuant to this Agreement and to which there is no existing obligation of confidentiality, (b) is or becomes generally available to the public other than through the act or omission of the receiving Party or its Representatives, (c) becomes available to the receiving party on a non-confidential basis from a source other than the disclosing Party

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

or its Representatives, provided that such source is not bound by a confidentiality agreement with the disclosing party or its Representatives or otherwise prohibited from transmitting such confidential Information to the receiving party or the receiving party’s Representatives by a contractual, legal or fiduciary obligation, or (d) is independently developed by the receiving Party or any of its Affiliates without the use of or reliance upon the confidential Information.

Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

No party shall disclose to any other third party or issue a press release or any other form of public information involving the other Party without the other Party’s prior approval and written consent except, following a reasonable opportunity by BP to comment, to the extent required by applicable laws, rules or regulations, including those with respect to securities laws (including any rules or regulations promulgated by a registered securities exchange).

The Parties acknowledge information provided by IDT or its Affiliates and BP and its Affiliates, including without limitation consumer information, as confidential and proprietary to IDT or BP and its Affiliates. The Parties will limit access to such information to members of its trade control, regulatory, compliance, risk management, credit and legal departments. BP front office personnel shall be limited on a need-to-know basis only. The BP Parties shall comply with applicable federal and state law with regard to consumer information with respect to Customers provided by IDT or its Affiliates to BP or BPCNA.

The Confidential Information shall remain the property of the disclosing Party, and the disclosing Party may demand the return thereof at any time, upon giving thirty (30) days prior written notice to the receiving Party. Upon receipt of such notice, the receiving Party shall return all of the Confidential Information and all copies in its possession to the disclosing Party as soon as is reasonably practical, but in no event shall the receiving Party have fewer than thirty (30) days to return such Confidential Information to the disclosing Party. In the event that the receiving Party has destroyed any copies, such receiving Party shall confirm the destruction of such copies in the letter accompanying the return of the documents and copies that were not destroyed. Notwithstanding the foregoing, (i) the receiving Party shall not be obligated to return or destroy any documents created by it that may reflect or refer to Confidential Information, (ii) the receiving Party may create .and retain an abstract describing the type of Confidential Information that it receives sufficient to document the nature and scope of the Parties’ discussions under this Agreement, (iii) the receiving Party shall not be obligated to return or destroy any Confidential Information that the receiving Party is retaining pursuant to a document retention hold established in connection with any civil or criminal

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

investigations or litigation, in which event the Confidential Information shall be retained by the receiving Party until such time as the document retention hold is no longer in effect, at which time the Confidential Information shall be returned to the disclosing Party or destroyed as aforesaid, and (iv) to the extent that receiving Party’s computer back-up procedures create copies of the Confidential Information, the receiving Party may retain such copies in its archival or back-up computer storage for the period the receiving Party normally archives backed-up computer records. Any such documents or abstract so created will be retained subject to this Agreement until they are destroyed or erased.

In the event of any breach or threatened breach by a Party of the terms of this Section 19.13, the other Party shall be entitled to seek injunctive and other equitable relief and the Party shall not plead in defense thereto that there would be an adequate remedy at law. Such remedy shall be cumulative and in addition to all other remedies available. The Parties acknowledge that the Confidential Information is valuable and unique and that disclosure in breach of this Section 19.13 may result in irreparable injury to the disclosing Party.

19.14
Imaged Agreement. Any original executed copy of this Agreement, any Confirmation or any other Transaction Document may be photocopied and stored on computer tapes and disks (the “Imaged Agreement”). The Imaged Agreement, if introduced as evidenced on paper in automated facsimile form, and all computer records of the foregoing, if introduced as evidence in printed format, in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Party shall object to the admissibility of the Imaged Agreement (or photocopies of the transcription of the Imaged Agreement) on the basis that such were not originated or maintained in documentary form under either the hearsay rule, the best evidence rule or other rule of evidence.

[Remainder of Page Intentionally Left Blank]

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

IDT ENERGY, INC.

By:
Name:
Title:

BP ENERGY COMPANY

By:
Name:
Title:

BP CORPORATION NORTH AMERICA INC.

By:
Name:
Title:

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

PREFERRED SUPPLIER AGREEMENT SIGNATURE PAGE

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

Exhibit 1

Supply Fees

*

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

Exhibit 3

Material Terms of Sale Contract

Price and Term: All Sale Contracts shall specify the price for energy or Natural Gas, as applicable, and the term of the agreement. The term of the Sale Contract binding on IDT may not extend beyond the Planned Term.

Payment Provision: Sale Contracts shall require that Customer to make all payments due to the Deposit Account

Assignability: Sale Contracts will be assignable by IDT to a lender institution or credit provider, which includes the BP Parties, without the consent of the Customer.

Force Majeure: Sale Contracts shall contain a standard force majeure provision excusing performance due to acts beyond the reasonable control of the parties.

Events of Default: Sale Contracts shall contain a provision which includes customary grounds for default, including, but not limited to, Customer’s failure to pay invoices.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

Schedule 3.1

Existing Use of Pipelines and Storage Facilities

*

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

Schedule 3.3

Permitted Other Transactions

*

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

Schedule 5.4

ISO Interface Responsibilities

BP will serve as the Principal Account Holder within the NYISO control area on behalf of IDT pursuant to this agreement. In the capacity of these roles for IDT, BP will be responsible for the following ISO/RTO activities:

ISO/RTO Communications

i.	Maintain facilities and personnel required to coordinate operations with the ISO.

ii.	Serve as the sole authorized communicator with the ISO for bidding, scheduling, tagging and settling transactions related to IDT’s load obligations.

iii.	Serve as the Authorized Security Administrator to access the NYISO MIS applications on behalf of IDT’s load.

iv.	Comply with the ISO directive (under an emergency condition or otherwise) that may require BP to modify an IDT schedule.

Credit and Settlements

i.	Maintain sufficient credit with the ISO to transact on IDT’s behalf.

ii.	Timely payment of bona fide ISO invoices applicable to transactions conducted for IDT’s account.

iii.
Submission of invoices to IDT for all ISO settlement charges, accounting adjustments or resettlements, and credits related to IDT’s load transactions and obligations, including but not limited to energy, ancillary services, installed Capacity, auction revenue rights, and load related charges, make-whole payments assigned to loads for reliability services, day-ahead market purposes and other such charges.

iv.
Submission of invoices to IDT regarding any resettlement of transactions related to IDT’s load obligation pursuant to this Agreement, BP reserves the right to pass-through the rebilled charges and/or credits to IDT.

v.
The NYISO settlement system does not allow for multiple settlement accounts associated with a single legal entity. As such, for any settlement charge types that are not reported to BP by the NYISO at IDT’s Load Asset ID or can not be directly attributed to IDT’s load obligation, BP will pass-through to IDT in a relatively proportionate to IDT’s load obligation. Similarly, BP shall pass any credit through to IDT in a relatively proportionate amount to IDT’s load obligation.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

vi.
If BP receives the ISO short pay due to a market participant default in the ISO in which BP has established stand alone settlement accounts for IDT’s transaction, BP will completely pass through the same ISO short pay to IDT in accordance with the relevant tariff or ISO rules and procedures. If BP is made whole by the ISO at some future date, then BP will completely pass through the same make whole amount. The exception to this is in reference to NYISO where a stand alone settlement account will not be utilized. If the NYISO is to short pay BP on an invoice, BP will use commercially reasonable means to mimic the same short pay methodology used by the ISO for IDT’s transactions.

vii.	File, but not necessarily initiate, all commercially reasonable billing disputes with the ISO on IDT’s behalf.

Regulatory

i.
IDT is responsible for its own regulatory or legislative monitoring, participation and advocacy to protect its interests. For clarification, BP is not responsible for communicating any regulatory, market rule, tariff change, NERC issues and standards, or RTO ISO stakeholder meetings or other such committee and working group information to IDT. IDT remains responsible for its own regulatory advocacy and interpretation.

ii.
Nothing herein shall limit IDT’s rights to participate as a Market Participant in the ISO/RTO or NERC meeting or any regulatory proceeding to protect its interests. For clarification, if BP participates in the ISO/RTO or NERC meeting or regulatory meeting, BP shall vote independently to protect its interests without any obligation to coordinate its vote with IDT or its Affiliates.

iii.
IDT will be responsible for any required state, federal or regional reports applicable to its licenses and business interests. For clarification, nothing herein shall obligate BP, as scheduling entity, to prepare or submit any regulatory or governmental reports including, but not limited to, IDT’s FERC Electronic Quarterly Reporting (EQR), ERCOT PUCT transactions report, or IDT’s Renewable Energy Credit (REC) reports.

IDT, as the Load-Serving Entity underneath a BP ISO Account ID, will be responsible for the following activities:

i.
Provide timely load forecast data, demand bids, virtual transactions, bilateral transactions, energy schedules, Capacity requirements, auction revenue right nominations and bilateral ancillary service transactions with a third party and other such data requirements to BP so that BP is able to meet the ISO’s applicable day- ahead and real-time scheduling deadlines.

ii.
Maintain the appropriate state licensing requirement as a Retail Energy Provider (REP) or Load-Serving Entity serving retail customers within each of the states in which BP is providing wholesale power to IDT and is acting as the scheduling agent.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

iii.	Remain responsible for reporting IDT’s meter data to the ISO/RTOs either through its own operations or via agreements with the other entities.

iv.
Advanced coordination with BP will be required if IDT has a desire to participate in any of the ISO’s FTR, CRR or TCR auctions. BP will need to ensure the proper amount of credit has been posted with the respective ISO and the appropriate security rights have been granted to BP as the Scheduling Agent for IDT.

v.
Prior to enrolling any load into the ISO Demand Response type program or enlisting a Demand Resource in an ICAP or RA auction, IDT will coordinate with BP to ensure the proper metering and dispatch communication equipment is in place for BP to be compliant with the ISO’s technical requirements of the programs.

vi.
IDT will timely respond to any data requests or reporting obligations directed to BP from the ISO, NERC or NERC Regional Entity, that is related to IDT’s load transactions, such as system planning studies, forecasted peak demand, or audit inquires and other necessary information.

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

Schedule 16.1(c)

Required Filings

The following consents/notices are required to be obtained/sent to the applicable utilities:

CENTRAL HUDSON – need consent to assignment (not to be unreasonably withheld, delayed or conditioned)

CONSOLIDATED EDISON – need to provide them with a copy of the document in which the assignment is made or so much of the document as may be necessary to make clear the identity of the parties and the terms of the assignment.

KEYSPAN – need to provide them with a copy of the document in which the assignment is made or so much of the document as may be necessary to make clear the identity of the parties and the terms of the assignment.

NATIONAL FUEL – need to give them 19 days’ prior written notice of assignment.

NIAGRA MOHAWK – need to give them 20 days’ prior written notice of assignment

ORANGE & ROCKLAND – need to give them prior notice of assignment

ROCHESTER GAS & ELECTRIC – need to give them prior written notice of assignment

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS DOCUMENT BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF OMITTED TEXT IS INDICATED BY AN ASTERISK (*)

Schedule 16.1(m)

List of Sales Contracts and Purchase Agreements

*

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Schedule 16.1(w)

Authorized Direct Pay Customers

*

Execution Copy

First Amendment to Preferred Supplier Agreement

This First Amendment to Preferred Supplier Agreement (“First Amendment”) is entered into and effective this 20th day of January, 2010.

Whereas, BP Energy Company, a Delaware corporation (“BP”),  BP Corporation North America Inc., an Indiana corporation, (“BPCNA” and  together with BP, the “BP  Parties”), and  IDT  Energy, Inc., a Delaware corporation (“IDT”) entered into that certain Preferred Supplier Agreement dated and effective June 29, 2009 (the “Preferred Supplier  Agreement”) (the  Preferred Supplier  Agreement, together  with this First Amendment, the “Agreement”).

Whereas, IDT wishes to expand the territory in which it markets Energy and Natural Gas and expand the current arrangement with the BP Parties for the services provided under the Preferred Supplier Agreement, and the BP Parties are willing to provide such services to IDT within the expanded territory pursuant to the terms and conditions contained in this First Amendment.

Now Therefore,  the BP Parties and IDT agree that, upon execution  of this  First Amendment by both Parties, the Agreement will be amended as provided below.

I.	Section 1.1 Definitions.

(a)	The defined term “Designated Region” is deleted in its entirety and replaced with the following:

““Designated Region” means: {a) with respect to Energy, the geographic region in which each of NYISO and PJM operate, and (b) with respect to Natural Gas. the geographic region in which Niagara Mohawk, Orange & Rockland, Consolidated Edison Company of New York, National Fuel Gas Company, Rochester Gas & Electric, Central Hudson Gas & Electric Corporation, KeySpan (now National Grid), and Public Service Gas & Electric Company, as applicable, operate. "

(b)	The defined term “ISO” is deleted in its entirety and replaced with the following:

““ISO” means an Independent System Operator thai coordinates, controls and monitors the operation of the electrical power system, usually within a single State, but sometimes encompassing multiple states, such as NYISO and PJM “

(c)	The following definitions are added to Section 1.1:

““PJM” means the Pennsylvania-New Jersey-Maryland System Operator or its successor.”

2.
Section 3.3 Permissible Transactions Not Subject to this Agreement shall be amended by adding “and PJM”' after “in NYISO” in clause (c) of the definition so that, as amended, it will read as follows: “(c) for the virtual and transmission congestion contract markets in NYISO and PJM, so long as the BP Parties will have no additional responsibilities under the Transaction Documents with respect to the Energy, Natural Gas, Related Services or Financial Products that are the subject of such transaction.”

3.	Section 5.1 Scheduling Agent is deleted in its entirety and replaced with the following:

“Scheduling Agent. With respect to each of NYISO and PJM on and after the effective date of the transfer of responsibility for scheduling and managing transmission from IDT to BP by each of NYISO and PJM and continuing throughout the Planned Term, subject to the provisions hereof, BP shall act as IDT's designated Scheduling Agent. BP’s responsibilities as Scheduling Agent shall be limited to the scheduling of Energy and Related Electric Power Services for delivery hereunder (the “Scheduling Agent Services”), as defined in more detail in Section 5.2 below.”

1

4.	Section 5.2 Scheduling Agent Designation is deleted in its entire)y ;md replaced with the following:

"Scheduling Agent Designation. During the Planned Term, IDT shall authorize BP to act as the exclusive Scheduling Agent for IDT in NYISO and PJM (for purposes ojrhis Article 5, the "ISO") and to perform all scheduling and settlement witli the ISO, with respect to IDT's Customer load and the Energy and Related Electric Power &rvicespurclwsed in accordance with this Agreement. IDT shall at all times grant BP all such authority neassary for BP to comply with the ISO 's Protocols as IDT's Scheduling Agent during the Planned Term. IDT and BP shall submit to rhe ISO all such documemation as may be required to designdle BP as IDT's Scheduling Agent and to authorize BP to perform Scheduling Agent Services on IDT's behalf IDT acknowledges that BP shall have the right to file all such reports, subject to IDT's prior reviel, as may be required by applicable Legal Requirements, including, without limitation, all repons as may be required by the ISO or the applicable regulatory agencies with respect to IDT's Customer load and/or transactions consummated by BP on behalf oj IDT in accordcmcc with the terms and conditions of this Agreement. " . ·

5.	Section 17.1 Covenants of IDT (c) Existence, Etc. shall be amended by adding “and PJM” to the end of (iii).

6.	IDT hereby reaffirms, as of the effective date of this First Amendment, the representations and warranties made to the BP Parties and set forth in Section 16. I of the Preferred Supplier Agreement.

7.	BP hereby reaffirms, as of the effective date of this First Amendment, the representations and warranties made to IDT and set forth in Section 16.2 of the Preferred Supplier Agreement.

8.
Schedule 5.4 ISO Interface Responsibilities attachedto the Preferred Supplier Agreement is deleted in its entirety and replaced with the Schedule 5.4 ISO Interface Responsibilities attached to this First Amendment.

9.	Defined terms used herein but not defined herein shall have the meanings set forth in the Agreement.

10.	Except as set forth herein, all terms and conditions of the Agreement remain unchanged and are hereby ratified by the Parties.

Remainder of Page lntentionally Left Blank

2

IDT ENERGY, INC.

By:	/s/ Geoffrey Rochwarger
Name	Geoffrey Rochwarger
Title:	Chairman and CEO

BP ENERGY COMPANY

By:	/s/ Randall Prescott
Name	Randall Prescott
Title	V.P. Power Origination

BP CORPORATION NORTH AMERICA INC

By:	/s/ Herbert S. Vogel
Name	Herbet S. Vogel
Title	COO

3

Schedule 5.4
ISO Interface Responsibilities

BP will serve as the Principal Account Holder within the NYISO and PJM control area on behalf of IDT pursuant to this Agreement. In the capacity of these roles for IDT, BP will be responsible for the following ISO/RTO activities:

ISO/RTO Communications

i.	Maintain facilities and personnel required to coordinate operations with the ISO.

ii.	Serve as the sole authorized communicator with the ISO for bidding, scheduling, tagging and settling transactions related to IDT’s load obligations.

iii.	Serve as the Authorized Security Administrator (CAM) to access the NYISO MIS and PJM eSuite applications on behalf of IDT’s load.

iv.	Comply with the ISO directive (under an emergency condition or otherwise) that may require BP to modify an IDT schedule.

Credit and Settlements

i.	Maintain sufficient credit with the ISO to transact on IDT’s behalf.

ii.	Timely payment of bona fide ISO invoices applicable to transactions conducted for IDT’s account.

iii.
Submission of invoices to IDT for all ISO settlement charges, accounting adjustments or resettlements, and credits related to IDT's load transactions and obligations, including but not limited to energy, ancillary services, installed Capacity, auction revenue rights, and load related charges, make-whole payments assigned to loads for reliability services, day-ahead market purposes and other such charges.

iv.
Submission of invoices to IDT regarding any resettlement of transactions related to IDT’s load obligation pursuant to this Agreement, BP reserves the right to pass-thrrough the rebilled charges and/or credits to IDT.

v.
The NYISO settlement system does not allow for multiple settlement accounts associated with a single legal entity.  As such, for any settlement charge types that are not reported to BP by the NYISO at IDT’s Load Asset ID or can not be directly attributed to IDT’s  load obligation, BP will pass-through to IDT in a relatively proportionate to IDT's  load obligation.  Similarly, BP shall pass any credit through to IDT in a relatively proportionate amount to IDT’s load obligation.

vi.	The PJM eSuite system does have separate participant accounts, such that all charges and credits that are directly attributed to IDT’s activity is passed thru to IDT.

vii.
If BP receives the ISO short pay due to a market participant default in the ISO in which BP has established stand alone settlement accounts for IDT’s transaction, BP will completely pass through the same ISO short pay to IDT in accordance with the relevant tariff or ISO rules and procedures. If BP is made whole by the ISO at some future date, then BP will completely pass through the same make whole amount. The exception to this is in reference to NYISO where a stand alone settlement account will not be utilized. If the NYISO is to short pay BP on an invoice, BP will use commerciatly reasonable means to mimic the same short pay methodology used by the ISO for IDT’s transactions.

viii.	File, but not necessarily initiate, all commercially reasonable billing disputes with the ISO on IDT’s behalf.

4

Regulatory

i.
IDT is responsible for its own regulatory or legislative monitoring, participation and advocacy to protect its interests. For clarification, BP is not responsible for communicating any regulatory, market rule, tariff change, NERC issues and standards, or RTO ISO stakeholder meetings or other such committee and working group information to IDT. IDT remains responsible for its own regulatory advocacy and interpretation.

ii.
Nothing herein shall limit IDT’s  rights to participate as a Market Participant in the ISO/RTO or NERC meeting or any regulatory proceeding to protect its interests. For clarification, if BP participates in the ISO/RTO or NERC meeting or  regulatory meeting, BP shall  vote independently to protect its interests without any obligation to coordinate its vote with IDT or its Affiliates.

iii.
IDT will be responsible for any required state, federal or regional reports applicable to its licenses and business interests. For clarification, nothing herein shall obljgate BP, as scheduling entity, to prepare or submit any regulatory or governmental reports including, but not limited to, IDT’s FERC Electronic Quarterly Reporting (EQR), ERCOT PUCT transactions report, or IDT's Renewable Energy Credit (REC) reports.

IDT, as the Load-Serving Entity underneath a BP ISO Account ID, will be responsible for the following activities:
i.
Provide timely load forecast dat, demand bids, virtual transactions, bilateral transactions, energy schedules, Capacity requirements, auction revenue right nominations and bilateral ancillary service transactions with a third party and other such data requirements to BP so that BP is able to meet the ISO’s applicable day- ahead and real-time scheduling deadlines.

ii.
Maintain the appropriate state licensing requirement as a Retail Energy Provider (REP) or Load-Serving Entity serving retail customers within each of the states in which BP is providing wholesale power to IDT and is acting as the scheduling agent.

iii.	Remain responsible for reporting IDT’s meter data to the lSO/RTOs either through its own operations or via agreements with the other entities.

iv.
Advanced coordination with BP will be required if IDT has a desire to participate in any of the ISO’s FTR, CRR, ARR or TCR auctions. BP will need to ensure the proper amount of credit has been posted with the respective ISO and the appropriate security rights have been granted to BP as the Scheduling Agent for IDT.

v.
Prior to enrolling any load into the ISO Demand Response type program or enlisting a Demand Resource in an ICAP or RA auction, IDT will coordinate with BP to ensure the proper metering and dispatch communication equipment is in place for BP to be compliant with the ISO’s technical requirements of the programs.

vi.
IDT will timely respond to any data requests or reporting obligations directed to BP from the ISO, NERC or NERC Regional Entity, that is related to IDT’s load transactions, such as system planning studies, forecasted peak demand, or audit inquires and other necessary information.

5

Second Amendment to Preferred Supplier Agreement

This Second Amendment to Preferred Supplier Agreement (“Second Amendment”) is entered into and effective this 1 day of October, 2010.

Whereas, BP Energy Company, a Delaware corporation (“BP”), BP Corporation North America Inc., an Indiana corporation, (“BPCNA” and together with BP, the “BP Parties”), and IDT Energy, Inc., a Delaware corporation (“IDT”) entered into that certain Preferred Supplier Agreement dated and effective June 29, 2009 (the “Preferred Supplier Agreement”), as amended by that First Amendment dated January 20, 2010 (the Preferred Supplier Agreement and the First Amendment together with this Second Amendment, the “Agreement”).

Now Therefore, the BP Parties and IDT agree that, upon execution of this Second Amendment by both Parties, the Agreement will be amended as provided below.

1.            Section 1.1 Definitions

The defined term “Planned Expiration Date” is deleted in its entirety and replaced with the following:

“Planned Expiration Date” means June 30, 2014 or such later date upon renewal of the Planned Term in accordance with Section 12.1.”

2.	Section 3.3 shall be amended by replacing the word “and” that immediately precedes subsection (c) of the definition for “Permitted Other Transactions” with the word “or”.

3.	Section 12.1 Planned Term is deleted in its entirety and replaced with the following:

12.1
Planned Term.  Unless terminated earlier in accordance with this Agreement, this Agreement shall remain in full force and effect beginning on the Effective Date and continue until the Planned Expiration Date (such period being the “Planned Term”); provided that this Agreement will renew automatically for a term of one (1) year following the prior Planned Expiration Date unless a Party has provided written notice to the other Parties at least six (6) months prior to the next Planned Expiration Date that it will not renew this Agreement; provided further that this Agreement will not renew after June 30, 2015; provided further that if this Agreement renews after June 30, 2014, the Early Termination fee specified in Section 12.2(c) shall no longer apply.  The Planned Expiration Date shall not affect or excuse the performance of either Party under any provision of this Agreement that by its terms survives such expiration.  Further, this Agreement shall continue to apply to, and any such expiration of the Planned Term shall not affect or excuse the performance by either Party under, this Agreement or any agreement between the Parties entered into pursuant hereto related to obligations which were undertaken prior to such expiration and which remain unperformed at the time of such expiration.  Termination of this Agreement pursuant to this Section 12.1 shall not affect the continued effectiveness of the EEI Agreement, the NAESB Agreement, the ISDA Agreement, and any Transactions confirmed under any of the foregoing, or the Master Netting Agreement.

4.	Section 12.2(a), entitled Early Termination by IDT, is hereby amended by replacing the first sentence following the caption with the following:

“IDT may terminate this Agreement at its election (i) for convenience upon sixty (60) days’ prior written notice to BP, or (ii) immediately  if either (A) the unsecured indebtedness of BPCNA or BP is rated either less than BBB- by S&P or less than Baa3 by Moody’s, or (B) if either NYISO or PJM terminate any Transaction Documents, including, but not limited to, any Customer Registration Agreements, for a default by BP or BPCNA under such agreements or any applicable tariffs.”

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5.
Section 12.2(c)(i) shall be amended by (i) changing the reference to “Section 12.2(a)” in the first sentence to “Section 12.2(a)(i)”; (ii) inserting the following immediately before the clause “the non-terminating Party shall” in the first sentence: “or within five Business Day of a termination pursuant to Section 12.2(a)(ii),”; and (iii) adding the following immediately after “(A)”: “Except to the extent the early termination is pursuant to 12.2(a)(ii)”.

6.	Section 12.2(c)(ii) is hereby amended by changing the reference to “Section 12.2(a)” to “Subpart (i) under Section 12.2(a)” .

7.
 Section 15.2 shall be amended by adding the following after the second comma in the first sentence “(unless the Early Termination is pursuant to 12.2(a)(ii), in which case, there shall be no obligation by IDT to submit any plans prior to termination)”  Section 15.2 shall be further amended by adding the same language after the first comma in the second sentence.

8.	Section 18.2 (d) is hereby deleted in its entirety and the remaining clauses in the Section re-alphabetized as (d) and (e).

9.	Schedule 5.4 ISO Interface Responsibilities attached to the Preferred Supplier Agreement is modified as follows:

Clause (ii) under the Section entitled Credit and Settlements is modified by deleted the “.” and adding the following: “, including invoices for energy, ancillary services, balancing energy, Capacity, congestion costs, uplifts and any other charge or credit issued by the ISO to BP related to the provision of ISO services for IDT.”

Clause (iv) under the Section entitled Credit and Settlements is modified by adding the following sentence to the end of the clause:  “The resettlement of transactions is inclusive of, but not limited to, energy, Ancillary Services, installed Capacity, auction revenue rights, load related charges, and up-lift payments assigned to load for reliability services, day-ahead market purposes and other such charges.”

The following are new clauses added to the end of the Section entitled Regulatory:
iv.	Each party represents and warrants that they will register with NERC and/or the NERC Regional Entities as applicable.
v.	Nothing herein shall cause BP to be deemed a Load-Serving Entity for purposes of NERC or the NERC Regional Entities.

10.	Defined terms used herein but not defined herein shall have the meanings set forth in the Agreement.

11.	Except as set forth herein, all terms and conditions of the Agreement remain unchanged and are hereby ratified by the Parties.

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IN WITNESS WHEREOF the Parties hereto have executed this Second Amendment as of the date first written above.

IDT ENERGY, INC.			BP ENERGY COMPANY

By:	/s/Geoff Rochwarger	By:	/s/ Eddie Pinkerton
Name	Geoff Rochwarger	Name	Eddie Pinkerton
Title	CEO and President	Title	Director-Origination

BP CORPORATION NORTH AMERICA INC

By:	/s/ Randall Prescott
Name	Randall Prescott
Title	VP East Origination

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